UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.        )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

STAAR Surgical Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

STAAR SURGICAL COMPANY

1911 Walker Avenue

Monrovia, California 91016

May 1, 2017

You are cordially invited to attend the annual meeting of the stockholders (the “Annual Meeting”) of STAAR Surgical Company (“STAAR” or the “Company”). The Annual Meeting will be held on Tuesday, June 13, 2017 at 8:30 a.m. (Pacific time), at STAAR’s headquarters at 1911 Walker Avenue, Monrovia, California, 91016.

The actions we expect to take at the Annual Meeting are described in detail in the attached Notice of Annual Meeting of Stockholders and Proxy Statement.

Please use this opportunity to take part in the affairs of STAAR by voting on the business to come before the Annual Meeting.

If you are a record holder of STAAR’s Common Stock at the close of business on April 14, 2017, you are eligible to vote on these matters, either by attending the Annual Meeting in person or by proxy. It is important that your shares be voted, whether or not you plan to attend the Annual Meeting, to ensure the presence of a quorum. Therefore, please follow the instructions for Internet or telephone voting on the Notice Regarding the Availability of Proxy Materials you received for the meeting or, if you received a paper copy of the proxy materials, and you wish to vote by mail, complete, date, sign, and return the accompanying proxy in the enclosed postage-paid envelope. Returning the proxy or voting electronically does NOT deprive you of your right to attend the Annual Meeting and vote your shares in person at the Annual Meeting.

We are pleased this year to again take advantage of the Securities and Exchange Commission rule allowing companies to furnish proxy materials to their stockholders over the Internet. We believe that this e-proxy process expedites stockholders’ receipt of proxy materials, while lowering the costs and reducing the environmental impact of our annual meeting. Stockholders receiving e-proxy materials have been sent a notice containing instructions on how to access the proxy statement and annual report over the Internet and how to vote.

Thank you for your continued support of STAAR Surgical.

Sincerely,

Caren Mason
President and Chief Executive Officer

STAAR SURGICAL COMPANY

1911 Walker Avenue

Monrovia, California 91016

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The annual meeting of the stockholders of STAAR Surgical Company (the “Annual Meeting”) will take place on Tuesday, June 13, 2017, at 8:30 a.m. (Pacific time), at STAAR’s headquarters at 1911 Walker Avenue, Monrovia, California, 91016. The purpose of the meeting is to do the following:

1.	elect the following five director nominees for a term of office expiring at the 2018 annual meeting of stockholders and until their successors are duly elected and qualified: Stephen C. Farrell, Caren Mason, John C. Moore, Louis E. Silverman, and William P. Wall;

2.	adopt amendments to the existing Amended and Restated Certificate of Incorporation (the “COI”) to make certain changes reflecting current practices in corporate governance and to make certain ministerial and conforming changes;

3.	adopt amendments to the existing Amended and Restated Bylaws (the “Bylaws”) to make certain changes reflecting current practices in corporate governance and to make certain ministerial and conforming changes;

4.	adopt amendments to the COI to increase the minimum number of authorized directors from three to five;

5.	adopt amendments to the Bylaws to increase the minimum number of authorized directors from three to five;

6.	adopt amendments to the COI to reflect that directors may be removed with or without cause;

7.	adopt amendments to the Bylaws to reflect that directors may be removed with or without cause;

8.	ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the year ending December 29, 2017;

9.	hold an advisory vote to approve STAAR’s compensation of its named executive officers;

10.	hold an advisory vote on the frequency of future advisory votes (whether every one, two or three years) to approve named executive officer compensation; and

11.	transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

The Board of Directors recommends a vote “FOR” items 1, 2, 3, 4, 5, 6, 7, 8 and 9, and “1 Year” for item 10.

Only stockholders listed on STAAR’s records at the close of business on April 14, 2017 (“stockholders”) are entitled to vote.

As stated in the enclosed Proxy Statement, we are soliciting proxies on behalf of the Board of Directors of STAAR. All proposals presented above are proposals of the Board of Directors.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

STOCKHOLDER MEETING TO BE HELD ON JUNE 13, 2017

You can find our 2017 Proxy Statement, the proxy card and 2016 Annual Report on Form 10-K at www.proxyvote.com. To view materials via the Internet, please follow the instructions set forth on the Notice Regarding Internet Availability mailed on or about May 4, 2017 to all stockholders of record as of April 14, 2017.

By Order of the Board of Directors,

Samuel Gesten
Vice President, Chief Legal Officer and Secretary
Monrovia, California
May 1, 2017

STAAR SURGICAL COMPANY

STAAR SURGICAL COMPANY

1911 Walker Avenue

Monrovia, California 91016

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 13, 2017 at 8:30 a.m. (Pacific Time)

The Board of Directors of STAAR Surgical Company is soliciting your proxy for use at the 2017 Annual Meeting of Stockholders to be held on Tuesday, June 13, 2017. The Board of Directors is making proxy materials available on the Internet to stockholders on or about May 4, 2017.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Q:	Why are you providing this proxy statement?

A:	The Board of Directors is soliciting your proxy to vote at the Annual Meeting because you were a stockholder at the close of business on April 14, 2017—the “Record Date” for the Annual Meeting—and as such you are entitled to vote at the meeting. STAAR has made the proxy statement and related materials available to you on the Internet, in connection with this solicitation.

Q:	What is included in the proxy materials that I should read?

A:	The proxy materials include the following:

•	this Proxy Statement; and

•	our Annual Report on Form 10-K for fiscal year 2016.

Q:	What is the voting requirement to elect the directors and to approve each of the proposals?

A:	In Proposal No. 1, the election of directors, the five persons receiving the highest number of affirmative votes will be elected, subject to STAAR’s Director Resignation Policy. Abstentions and broker non-votes have no effect on the vote.

In Proposal No. 2, the adoption of amendments to STAAR’s existing Amended and Restated Certificate of Incorporation (“COI”) to effect certain changes reflecting current practices in corporate governance and to make certain ministerial and conforming changes, requires the affirmative vote of the holders of at least two-thirds of the outstanding shares of common stock entitled to vote on the proposal. Abstentions and broker non-votes will have the same effect as a vote “AGAINST” this proposal.

In Proposal No. 3, the approval of amendments to the Amended and Restated Bylaws (“Bylaws”) to effect certain changes reflecting current practices in corporate governance and to make certain ministerial and conforming changes, requires the affirmative vote of holders of at least two-thirds of the outstanding shares of common stock entitled to vote on the proposal. Abstentions and broker non-votes have the same effect as a vote “AGAINST” this proposal.

In Proposal No. 4, the adoption of an amendment to the COI to increase the minimum number of authorized directors from three to five, requires the affirmative vote of the holders of at least two-thirds of the outstanding shares of common stock entitled to vote on the proposal. Abstentions and broker non-votes have the same effect as a vote “AGAINST” this proposal.

1

In Proposal No. 5, the approval of an amendment to the Bylaws to increase the minimum number of authorized directors from three to five, requires the affirmative vote of the holders of at least two-thirds of the outstanding shares of common stock entitled to vote on the proposal. Abstentions and broker non-votes have the same effect as a vote “AGAINST” this proposal.

In Proposal No. 6, the approval of an amendment to the COI to reflect that directors may be removed with or without cause, requires the affirmative vote of holders of at least two-thirds of the outstanding shares of common stock entitled to vote on the proposal. Abstentions and broker non-votes have the same effect as a vote “AGAINST” this proposal.

In Proposal No. 7, the approval of an amendment to the Bylaws so as to reflect that directors may be removed with or without cause, requires the affirmative vote of the holders of at least two-thirds of the outstanding shares of common stock entitled to vote on the proposal. Abstentions and broker non-votes have the same effect as a vote “AGAINST” this proposal.

In Proposal No. 8, the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the year ending December 29, 2017, requires the affirmative vote of a majority of voting power present in person or by proxy and entitled to vote on the proposal. Abstentions have the same effect as a vote “AGAINST” this proposal. Brokers may vote on this proposal if not instructed by their clients.

Proposal No.9 is an advisory vote to approve the compensation of our named executive officers. The vote standard is a majority of the shares of common stock present in person or by proxy and entitled to vote on the proposal. Abstentions have the same effect as a vote “AGAINST” the proposal. Broker non-votes have no effect because under applicable stock exchange rules they are not entitled to vote on this proposal.

Proposal No.10 is an advisory vote on the frequency of future advisory votes to approve named executive officer compensation (whether every one, two or three years). The vote standard is a majority of the shares of common stock present in person or by proxy and entitled to vote on the proposal. Abstentions have the same effect as a vote “AGAINST” the proposal. If none of the frequencies receive the affirmative vote of a majority of the shares of common stock present in person or by proxy and entitled to vote on the proposal, we will consider the frequency receiving the highest number of affirmative votes to be the selection of our stockholders. Broker non-votes have no effect because under applicable stock exchange rules they are not entitled to vote on this proposal.

Q:	What are “broker non-votes”?

A:	If a beneficial owner fails to give voting instructions for matters submitted to stockholders at the 2017 Annual Meeting, the stock broker, bank or other nominee will be able to vote the beneficial owner’s shares on routine proposals such as the proposal to ratify the selection of our independent registered public accountant, but may not vote the shares on non-routine proposals, which includes all other matters currently proposed at the 2017 Annual Meeting. When a broker or nominee votes a client’s shares on routine proposals, those shares are included in the vote (and in establishing a quorum for the meeting) but they will not be counted toward the approval of non-routine proposals as to which brokers are not entitled to vote. These missing votes are called “broker non-votes.” Broker non-votes have a variable effect on the approval or disapproval of proposals, as described above under the answers to the question, “What is the voting requirement to elect the directors and to approve each of the proposals?”

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:	If you hold shares through a stock certificate registered directly in your name with STAAR’s transfer agent, American Stock Transfer & Trust Company, you are a stockholder of record with respect to those shares.

If you hold shares in a stock brokerage account or through a bank or other nominee, you are considered the “beneficial owner” of shares held in street name. As the beneficial owner, you have the right to instruct your broker, bank or nominee how to vote your shares by the various methods described below.

2

Q:	How do I vote before the Annual Meeting?

A:	There are three ways to vote before the meeting:

•	By Internet. If you have Internet access, we encourage you to vote on www.proxyvote.com by following instructions on the proxy card.

•	By telephone. You may vote by making a toll-free telephone call from the U.S. or Canada to 1-800-690-6903.

•	By mail. You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Please see the instructions on the Notice of Availability of Proxy Materials.

Q:	How can I vote at the Annual Meeting?

A:	If you are a stockholder of record, you may vote in person at the Annual Meeting, or vote through a representative at the meeting by executing a proper proxy designating that person.

If you are a beneficial owner and wish to vote in person, you must obtain a legal proxy from your broker, bank or nominee and present it to the inspectors of election with your ballot at the Annual Meeting.

Q:	How many votes do I have?

A:	You are entitled to one vote for each share of common stock that you hold.

Q:	Can I cumulate votes?

A:	No, STAAR does not have cumulative voting for directors. This means you have one vote per share for each of the five seats subject to election.

Q:	What can I do if I change my mind after I vote my shares?

A:	If you change your mind, you can revoke your proxy by any of the following methods:

•	By voting again by proxy over the Internet or by telephone until 11:59 p.m. on June 12, 2017—only your last Internet or telephone vote will be counted.

•	By mailing a new proxy card.

•	If you are a record holder, by attending the Annual Meeting and voting in person; attending the Annual Meeting in person will not automatically revoke your proxy unless you vote again at the Meeting or file a written revocation with STAAR’s Secretary at or before the Annual Meeting.

•	If you are a beneficial holder, you may submit new voting instructions by contacting your broker, bank or nominee. You may also vote in person at the Annual Meeting if you obtain a legal proxy from your broker, bank or nominee and present it to the inspectors of election with your ballot at the Annual Meeting.

Q:	Who will count the vote?

A:	An automated system independently maintained by Broadridge Financial Solutions, Inc. will tabulate the vote and submit the results to officers of STAAR who will be designated as the inspectors of election.

Q:	What constitutes a quorum?

A:	As of the Record Date, 40,911,810 shares of common stock were issued and outstanding. A majority of the outstanding shares, or 20,455,906 shares, present or represented by proxy, constitutes a quorum for the purpose of electing directors and adopting proposals at the Annual Meeting. If you submit a properly executed proxy, then you will be considered part of the quorum. Abstentions and broker non-votes are also included in establishing a quorum.

3

Q:	Who can attend the Annual Meeting?

A:	Any stockholder as of the Record Date may attend the Annual Meeting. Stockholders of record will be required to show valid identification. Beneficial owners must request admission in advance of the meeting by writing to the Office of the Secretary, STAAR Surgical Company, 1911 Walker Ave., Monrovia, California 91016, or faxing the request to (626) 358-3049. You must provide evidence of your ownership of shares with your request, which you can obtain from your broker, bank or nominee. We encourage you or your broker to fax your request and proof of ownership in order to avoid any mail delays.

Q:	What authority does my broker have to vote my shares?

A:	If you are a beneficial owner holding your shares through a broker or other nominee, and you do not return your voting instruction card to your broker, the broker or other nominee has the ability to vote your shares at the Annual Meeting on matters that are defined as “routine” under applicable rules. The ratification of the selection of BDO USA, LLP to serve as our independent registered public accountants is considered a routine matter on which brokers will generally have the discretion to give a proxy to vote common stock. None of the other proposals at the Annual Meeting is considered routine and your broker has no authority to vote on them.

Q:	What happens if a nominee for director is unable to serve?

A:	If a nominee becomes unavailable for election—a circumstance we do not expect—the proxy holders may vote for a substitute nominee designated by the Board of Directors.

Q:	When are stockholder proposals due for the 2018 Annual Meeting?

A:	If a stockholder seeks to include a proposal in the proxy statement for STAAR’s 2018 Annual Meeting, our corporate Secretary must receive the proposal at our offices at 1911 Walker Avenue, Monrovia, California 91016 no later than January 4, 2018 in a form that complies with the regulations of the Securities and Exchange Commission (the “SEC”). If we advance or delay the date of the 2018 Annual Meeting more than 30 days from the anniversary date of the 2017 Annual meeting, stockholder proposals intended to be included in the proxy statement for the 2018 Annual Meeting must be received by us within a reasonable time before STAAR begins to print and mail the proxy statement for the 2018 Annual Meeting. If we determine that the date of the 2018 annual meeting will be advanced or delayed by more than 30 days from the anniversary date of the 2017 Annual Meeting, we will disclose the change in the earliest practicable Quarterly Report on Form 10-Q or in a Current Report on Form 8-K.

Q:	Can stockholders propose individuals to be considered as nominees for the 2017 Annual Meeting?

A:	Our Bylaws provide that stockholders may nominate candidates for the Board of Directors or present other business at our annual meeting only if they have given timely notice to the Secretary of STAAR, at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. Stockholders are advised to review the Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals.

4

Q:	Who bears the costs of soliciting proxies?

A:	STAAR will bear the costs of this solicitation, including the expense of preparing, printing, assembling and mailing this Proxy Statement and any other material used in this solicitation of Proxies. We expect officers and regular employees of STAAR to communicate with stockholders, banks, brokerage houses, custodians, nominees and others by telephone, facsimile, email or in person to request that Proxies be furnished. No additional compensation will be paid for these services. We will reimburse banks, brokerage firms and other persons representing beneficial owners of Common Stock for their reasonable out-of-pocket expenses in forwarding solicitation materials to the beneficial owners.

Q:	Will other business be presented at the Annual Meeting?

A:	As of the date of this Proxy Statement, the Board of Directors knows of no business to be presented for consideration at the Annual Meeting other than those matters described in the Notice of Annual Meeting. If, however, other matters are properly brought before the Annual Meeting, including a motion to adjourn the Annual Meeting to another time or place in order to solicit additional proxies in favor of the recommendations of the Board of Directors, the proxy holders intend to vote the shares represented by the Proxies on such matters in accordance with the recommendation of the Board of Directors, and the authority to do so is included in the Proxy.

Q:	Can I obtain additional information on STAAR’s website?

A:	STAAR’s home page is http://staar.com. In the Investor Information—Corporate Governance area of the website you can find the following information:

•	Audit Committee Charter;

•	Compensation Committee Charter;

•	Nominating and Governance Committee Charter;

•	Code of Business Conduct and Ethics; and

•	Guidelines on Significant Corporate Governance Issues.

5

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

The following table shows, as of the Record Date, information concerning the shares of common stock beneficially owned by each person known by STAAR to be the beneficial owner of more than 5% of our Common Stock (other than directors and executive officers). This information is based on publicly available information filed with the SEC as of the Record Date.

Name and Address	Shares Beneficially Owned	Percent of Class(1)
Broadwood Partners, L.P.(2)	10,881,079	26.6%
724 Fifth Ave., 9th Floor New York, NY 10019
Putnam Investments, LLC(3)	6,980,051	17.1%
One Post Office Square Boston, MA 02109
Palo Alto Investors, LLC(4)	3,386,245	8.3%
470 University Ave. Palo Alto, CA 94301
Blackrock, Inc. (5)	2,491,482	6.1%
40 East 52nd Street New York, NY 10022

(1)	Based on 40,911,810 shares of common stock outstanding on the Record Date. Under Rule 13d-3 of the Securities Exchange Act of 1934, certain shares may be deemed to be beneficially owned by more than one person (if, for example, a person shares the power to vote or the power to dispose of the shares). As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of Common Stock actually outstanding on the Record Date.
(2)	In its Form 4 filed June 30, 2016, with respect to its ownership of STAAR securities as of June 29, 2016, Broadwood Partners, L.P. state they beneficially own 10,855,179 shares and Neal C. Bradsher states he beneficially owns 25,900 shares.
(3)	In its Schedule 13G filed on February 14, 2017 with respect to its ownership of STAAR securities as of December 31, 2016, Putnam Investments, LLC and Putnam Investment Management, LLC state they have sole voting power as to no shares, shared voting power as to no shares, sole dispositive power as to 6,980,051 shares, and shared dispositive power as to no shares. The Putnam Advisory Company, LLC states that it has sole voting power as to no shares, shared voting power as to no shares, sole dispositive power as to no shares, and shared dispositive power as to no shares. Putnam Equity Spectrum Fund states that it has sole voting power as to 6,041,492 shares, shared voting power as to no shares, sole dispositive power as to 6,041,492 shares, and shared dispositive power as to no shares.
(4)	In its Schedule 13G/A filed January 13, 2017, with respect to its ownership of STAAR securities as of December 31, 2016, Patrick Lee, MD, Anthony Joonkyoo Yun, MD, and Palo Alto Investors, LLC state they have sole voting power as to no shares, shared voting power as to 3,386,245 shares, sole dispositive power as to no shares, and shared dispositive power as to 3,386,245 shares. Palo Alto Healthcare Master Fund II, L.P. states they have sole voting power as to no shares, shared voting power as to 2,066,953 shares, sole dispositive power as to no shares, and shared dispositive power as to 2,066,953 shares.
(5)	In its Schedule 13G filed January 27, 2017 with respect to its ownership of STAAR securities as of December 31, 2016, Blackrock, Inc. states that it has sole voting power as to 2,421,884 shares, shared voting power as to no shares, sole dispositive power as to 2,491,482 shares, and shared dispositive power as to no shares.

6

The following table shows, as of the Record Date, information with respect to the shares of Common Stock beneficially owned by (1) each director and director nominee, (2) each person who is named in the Summary Compensation Table below, and (3) all current executive officers and directors as a group. This information is based on publicly available information filed with the SEC as of the Record Date.

	Shares Beneficially Owned
Name(1)	Shares of Common Stock Owned(2) (#)	Shares Subject to Options Exercisable on or Before June 13, 2017(3) (#)	Total (#)	Percent of Class(4)
Louis E. Silverman**	18,161	10,000	28,161	*
Stephen Farrell**	—	10,328	10,328	*
John C. Moore**	115,723	52,500	168,223	*
William Wall**	12,026	8,470	20,496	*
Caren Mason	58,180	448,888	507,068	1.2%
Stephen Brown	31,881	99,721	131,602	*
Hans Blickensdoerfer	127,950	145,555	273,505	*
Samuel Gesten	41,149	130,277	171,426	*
Keith Holliday	51,969	34,721	86,690	*
All current directors and executive officers as a group (9 individuals)	457,039	940,460	1,397,499	3.4%

*	Less than 1%.
**	Director or Nominee.
(1)	The business address of each person named is c/o STAAR Surgical Company, 1911 Walker Avenue, Monrovia, California 91016.
(2)	Pursuant to Rule 13d-3(a), includes all shares of Common Stock over which the listed person has, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise, voting power, which includes the power to vote, or to direct the voting of, the shares, or investment power, which includes the power to dispose, or to direct the disposition of, the shares. STAAR believes that each individual or entity named has sole investment and voting power with respect to shares of Common Stock indicated as beneficially owned by him or her, subject to community property laws, where applicable, except where otherwise noted. Restricted shares are listed even when unvested and subject to forfeiture because the holder has the power to vote the shares.
(3)	In accordance with Rule 13d-3(d)(1) under the Securities Exchange Act of 1934, each listed person is deemed the beneficial owner of shares that the person has a right to acquire by exercise of a vested option or other right on or before June 13, 2017 (60 days after the Record Date).
(4)	Based on 40,911,810 shares of Common Stock outstanding on the stock records as of the Record Date. The percentages are calculated in accordance with Rule 13d-3(d)(1), which provides that shares not outstanding that are subject to options, warrants, rights or conversion privileges exercisable on or before June 13, 2017 (60 days after the Record Date) are deemed outstanding for the purpose of calculating the number and percentage that each person owns, but not deemed outstanding for the purpose of calculating the percentage that any other listed person owns.

7

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Proposal No. 1 is for the election of Stephen C. Farrell, Caren Mason, John C. Moore, Louis E. Silverman, and William P. Wall as directors, each to serve until STAAR’s 2018 Annual Meeting of Stockholders and until his or her successor has been duly elected and qualified, or until his or her earlier death, removal or retirement. The authorized number of directors is currently set at five members.

The Board of Directors has nominated Stephen C. Farrell, Caren Mason, John C. Moore, Louis E. Silverman, and William P. Wall for re-election to the Board. Each of these nominees has indicated his and her willingness to serve and, unless otherwise instructed, the Proxy holders will vote the Proxies received by them for those five nominees. If a nominee is unable or unwilling to serve as a director at the time of the Annual Meeting or any continuation, postponement or adjournment of the meeting, the Proxy holders will vote the Proxies for another nominee, if the current Board of Directors designates a nominee to fill the vacancy.

The qualifications of the individual directors upon which the Board of Directors based its nominations are described along with the biography of each nominee below.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE BOARD
OF DIRECTORS’ NOMINEES.

INFORMATION REGARDING DIRECTOR NOMINEES AND EXECUTIVE OFFICERS

Director Nominees

Caren Mason

Director since June 2014

President and Chief Executive Officer since March 2015

Age 63

Background. Ms. Mason was elected to STAAR’s Board of Directors at its 2014 Annual Meeting, and she has served as STAAR’s Chief Executive Officer since March 1, 2015. From 2010 to 2012, Ms. Mason served as Chief Executive Officer of Verinata Health, Inc. (f/k/a Artemis Health, Inc.), a provider of non-invasive prenatal genetic sequencing tests for the early identification of fetal chromosomal abnormalities. In February 2013, Verinata was acquired by Illumina. Ms. Mason served as the President, Chief Executive Officer and a Director of Quidel Corporation from 2004 to 2009, a publicly traded company engaged in the development, manufacturing and marketing of rapid diagnostic solutions at the professional point of care in infectious diseases and reproductive health. Prior to joining Quidel, Ms. Mason provided consultative services from 2003 to 2004 for Eastman Kodak Health Imaging as a result of the sale of MiraMedica, Inc., to Eastman Kodak. She served as President and Chief Executive Officer for MiraMedica, Inc., an early phase start up developing computer aided detection software for breast cancer, from 2002 through 2003. Prior to her tenure with MiraMedica, Inc., Ms. Mason served as Chief Executive Officer of eMed Technologies of Lexington, Massachusetts, a teleradiology and picture archiving and communications systems business. Ms. Mason served as General Manager of the Women’s Healthcare business and as a General Manager in various capacities for the Services business of General Electric Healthcare from 1996 to 2000. Ms. Mason’s additional healthcare experience includes her tenure with Bayer AG/AGFA from 1989 to 1996 where she last held the positions of Senior Vice President for Bayer Corporate Health Care and Senior Vice President for the AGFA Technical Imaging Business Group. Ms. Mason began her career in healthcare with American Hospital Supply/Baxter Healthcare in sales, marketing and managerial roles from 1977 through 1988. Ms. Mason received her B.A. from Indiana University. Ms. Mason’s prior corporate governance experience includes both private and public boards with Verinata Health, eMed Technologies, MiraMedica and Quidel Corporation. She currently serves as a director of HealthTell, an early stage life sciences company, and on the Advisory Board for InDevR, Inc., a biotechnology company developing diagnostic and vaccine technologies.

8

Qualifications. The Board of Directors concluded that in addition to her broad healthcare background and medical device company expertise, Ms. Mason, STAAR’s Chief Executive Officer, should serve on its Board of Directors to provide a critical link between management and our Board. Before Ms. Mason became Chief Executive Officer, in 2014 the Board nominated her to serve as an independent director. Ms. Mason has nearly 35 years of senior executive experience at innovative healthcare, life sciences, diagnostic technology, and medical device companies.

Stephen C. Farrell

Director since January 2016

Age 52

Background. Mr. Farrell has served since 2011 as the Chief Executive Officer and a member of the Board of Director of Convey Health Solutions, a private equity sponsored technology-enabled healthcare business process outsourcer. Also, since 2012 he has served as a member of the Board of Directors of BioTime, Inc., a clinical stage biotechnology company focused in the field of regenerative medicine. From 2008 to 2009, Mr. Farrell served as the Executive Vice President and Chief Financial Officer for Stream Global Services, a business process outsourcer. From 1999 to 2007, Mr. Farrell served as President of PolyMedica Corporation, a publicly traded provider of diabetes supplies that was acquired by Medco Health Solutions in 2007. From 2007 to 2014, he served as a member of the Board of Directors of Questcor Pharmaceuticals, a biopharmaceutical company that was acquired by Mallinckrodt PLC. Mr. Farrell spent five years as a Senior Manager at PricewaterhouseCoopers auditing leading public companies from 1994 to 1999. He received his B.A. from Harvard University and earned a M.B.A. at the University of Virginia, Darden School of Business.

Qualifications. The Board of Directors concluded that Mr. Farrell should serve on the Board of Directors because he brings significant operating, financial and board experience to STAAR. He has a strong knowledge of healthcare, having led PolyMedica and Convey Health Solutions, and having served as Chairman of the Audit and Corporate Citizenship Committees for Questcor Pharmaceuticals and BioTime, Inc., and also would qualify as a financial expert. His expertise in healthcare distribution, accounting and financial stewardship will add a valuable skill set and strategic perspective to our Board.

John C. Moore

Director since January 2008

Age 73

Background. From December 2012 through December 2016, Mr. Moore served as a director and Chairman of the Board of Directors of Optovue, Inc., an ophthalmic medical device company. Since May 2014 Mr. Moore has served as Chief Technical Officer of TearSolutions, L.L.C., an ophthalmic pharmaceutical company. Between April 2005 and January 2007, Mr. Moore served as Chief Executive Officer of Notal Vision, an Israel-based ophthalmic company that develops diagnostic solutions for the early detection and monitoring of age-related macular degeneration (AMD). Mr. Moore served as the President and Chief Executive Officer of Laser Diagnostic Technologies, a manufacturer of ophthalmic diagnostic laser devices used for the early detection of glaucoma, from 2000 until 2004 when it was acquired by Carl Zeiss Meditec, Inc. Before this, Mr. Moore was a vice president at Alcon Laboratories, one of the largest companies in the ophthalmic surgical sector, where he was responsible for pursuing and executing strategic acquisitions and partnerships to broaden that company’s product portfolio. Mr. Moore also spent more than 10 years in various leadership roles at Carl Zeiss, Inc., a multinational ophthalmic company with primary businesses in optics, medical, scientific and semiconductor products. Mr. Moore received his B.S. in General Science from University of Rochester.

Qualifications. Mr. Moore’s extensive experience in the ophthalmic and medical device industries encompasses both large, well established companies and innovative start-ups. The Board of Directors concluded that Mr. Moore should serve on the Board of Directors because of his familiarity with relevant technical aspects of the ophthalmic industry and the challenges faced by emerging companies in the ophthalmic sector.

9

Throughout his tenure as a STAAR director, Mr. Moore has been an important resource for the Board of Directors, contributing valuable insights in numerous areas, including research and development and international operations in the medical device industry.

Louis E. Silverman

Director since September 2014

Age 58

Background. Since February 2014, Mr. Silverman has served as the Chairman and Chief Executive Officer of privately held Advanced ICU Care, Inc., a health care services company providing tele-ICU monitoring services to hospitals. From June 2012 through February 2014, Mr. Silverman served as a consultant and Board advisor for private equity investors and others regarding health care technology and health care technology service companies, and health care services portfolio investments. From September 2009 through June 2012, Mr. Silverman was Chief Executive Officer of Marina Medical Billing Services, Inc., a revenue cycle management company serving ER physicians nationally. Previously, from September 2008 through August 2009, Mr. Silverman served as President and Chief Executive Officer of Qualcomm-backed health care start-up LifeComm. From August 2000 through August 2008, Mr. Silverman served as the President and Chief Executive officer of Quality Systems, Inc., a publicly traded developer of medical and dental practice management and patient records software. From 1993 through 2000, he served as Chief Operating Officer of CorVel Corporation, a publicly traded national managed care services/technology company. Mr. Silverman earned a B.A. from Amherst College and an M.B.A. from Harvard Business School.

Qualifications. The Board of Directors concluded that Mr. Silverman should serve on the Board of Directors because he brings to the Board of Directors senior executive experience in leadership and corporate strategy from various healthcare technology and services companies.

William P. Wall

Director since September 2015

Age 54

Background. William P. Wall is a managing member of OQ Partners, LLC, a private investment firm headquartered in Lexington, MA. Mr. Wall has served as a Director of Haynes International, Inc. (NASDAQ—HAYN) since 2004 and is the Chairman of the Corporate Governance and Nominating Committee and a member of the Audit Committee and Compensation Committee. Mr. Wall is also a member of the Board of Directors of Altisource Residential Corporation (NYSE—RESI), where he serves as Chairman of each of the Nominating and Governance Committee and the Audit Committee and a member of the Compensation Committee. From February 2006 until June 2015, Mr. Wall served as general counsel of Abrams Capital Management, LLC, a value-oriented investment firm headquartered in Boston. Prior to joining Abrams Capital, Mr. Wall was a partner at a hedge fund for two years and was employed with Fidelity Investments for seven years, concluding as a Managing Director in its private investment group. Mr. Wall began his career as an Associate at the law firm of Ropes & Gray. Previously, Mr. Wall served as a director of various Abrams Capital and Fidelity portfolio companies, including Prime Motor Group, Nations Equipment Finance, Arena Brands, The Strober Organization and Eightfold Capital Management. Mr. Wall received his B.A. from the University of Massachusetts at Amherst, and a M.P.A. and J.D. from Harvard University.

Qualifications. The Board of Directors concluded that Mr. Wall should serve on the Board of Directors because his legal, investment and regulatory experience has and is expected to continue to support STAAR’s on-going growth and development.

10

Committee Composition:

Below is a summary of our committee structure and membership information as of the date of this Proxy Statement.

Chairperson	Member	Financial Expert

Chairman of the Board	President, CEO

	Audit Committee	Nominating, Governance Committee	Compensation Committee
Louis E. Silverman

Stephen C. Farrell

Caren Mason

John C. Moore

William P. Wall

All of the directors listed in the chart are independent directors under the rules of the Securities and Exchange Commission and the Nasdaq Marketplace Rules, with the exception of Caren Mason, who serves as STAAR’s President and Chief Executive Officer.

Executive Officers

Deborah Andrews

Vice President, Interim Chief Financial Officer

Age 59

Ms. Andrews has served as interim Chief Financial Officer since April 2017. Prior to that, from September 2013 to April 2017, she served as Chief Accounting Officer. From August 2005 to September 2013 she served as STAAR’s Vice President, Chief Financial Officer. She has been employed by STAAR since 1995, serving as Principal Financial Officer from April 2005 to August 2005, Global Controller from 2001 to 2005, Vice President, Finance, of STAAR Surgical AG (Switzerland) from 1999 to 2001, and Assistant Controller from 1995 to 1999. She previously served as an internal auditor for Bourns, Inc., a maker of electronic components, from 1994 to 1995, and an auditor for KPMG Peat Marwick from 1991 to 1994. Since April 2014 she has served on the Board of Directors and Audit and Compensation Committees of BioTime, Inc. Ms. Andrews earned her B.S. in Accounting from California State University, San Bernardino.

Hans-Martin Blickensdoerfer

Senior Vice President, Commercial Operations, EMEA, LATAM, and China

Age 52

Mr. Blickensdoerfer, who joined STAAR in January 2005, has over 20 years’ experience in the ophthalmic device industry. Initially, he served as STAAR’s Vice President, International Marketing from 2005 to 2010, then from 2011 through 2015 he served as President, Europe, Middle East, Africa and Latin America. In 2016, he became Senior Vice President, Commercial Operations for Europe, Middle East, Africa, Latin America and China. Prior to joining STAAR, Mr. Blickensdoerfer served from January 2003 through December 2004 as Vice President of Sales and Marketing for Milvella Ltd., an Australia-based medical device maker, where his duties included both regional and worldwide business planning, product launches and management of European clinical studies. He worked from 2000 through 2002 for Novartis-CIBA Vision, an ophthalmic surgical company, as the Commercial Director for Europe, the Middle East and Africa. Between 1997 and early 2000 he worked for the Ophthalmic Surgical Division of Bausch & Lomb, Inc. as its Area Sales Manager for Central and Eastern Europe. Prior to that time, he worked in sales and product management positions in the Ophthalmic Surgical Division of Chiron Vision and at Chiron Adatomed GmbH. Mr. Blickensdoerfer received his diploma in Marketing and International Management from the University of Mannheim in Germany. He is based in our Nidau, Switzerland facility.

11

Samuel Gesten

Vice President, Business Development, Chief Legal Officer and Secretary

Age 55

Mr. Gesten joined STAAR in April 2012 as Vice President, General Counsel and Secretary. In May 2014, he assumed the role Vice President of Business Development and Chief Legal Officer. From 2009 through 2011, he served as Executive Vice President, General Counsel and as a member of the Executive Committee of Allergan, Inc. Prior to that, he spent 11 years at Thermo Fisher Scientific Inc. in a variety of positions, including General Counsel and Assistant Secretary of the Laboratory Products Group and Vice President, Deputy General Counsel. Prior to his work at Thermo Fisher, Mr. Gesten spent 11 years practicing law. He holds a B.A. in Economics from Brandeis University and a J.D. from Boston University.

Dr. Keith Holliday

Vice President, Chief Technology Officer

Age 54

Dr. Keith Holliday joined STAAR in August 2015 as Vice President of Research and Development. In March 2017, he assumed the role of the Chief Technology Officer. From 2007 to his arrival at STAAR, he served as Vice President, Research and Development at ReVision Optics where he oversaw the development of their corneal inlay technology that includes a hydrogel inlay for presbyopia correction, delivery devices and clinical methodologies as well as managing first-in-man clinical studies. Previously, he was Director of Laser Technology at Advanced Medical Optics (AMO) and Staff Laser Scientist at VISX. Prior to joining VISX, Dr. Holliday worked primarily in academia. He obtained his first degree in Physics and Electronics from the University of Saint Andrews in Scotland and a Ph.D. from the Laser Physics Centre at the Australian National University. He spent three years at the Swiss Federal Institute of Technology, where he was primarily involved with the utilization of optically active polymers and crystals, to develop materials and techniques for very high density, holographic optical storage and computational systems. Dr. Holliday holds patents in excimer laser beam detection, control and profiling, and methods to correct presbyopia that synergistically take into account the epithelium’s response to corneal inlays, and has also authored 37 peer reviewed publications in the scientific literature plus two book chapters and one single-authored book. He is considered an expert on presbyopia and served as a committee member for the International Society of Presbyopia.

12

COMPENSATION OF DIRECTORS

Non-employee directors are compensated as follows:

Annual Retainers	($)
Board Members	40,000
Board of Directors Chair	25,000
Audit Committee Chair	15,000
Compensation Committee Chair	15,000
Nominating and Governance Chair	15,000
Members of the Audit Committee, Compensation Committee, and Nominating and Governance Committee	5,000

Beginning in August 2016, the Board approved that the annual equity grant to non-employee directors would be based on a fixed value methodology, with the value set at $100,000. Each non-employee director could choose the form of equity they receive based on a Black Scholes value of stock options or the fair value restricted stock. The annual option and restricted stock grants were made on June 24, 2016 and August 4, 2016 and were scheduled to vest in full on the first anniversary of the initial grant date.

The Board of Directors can change the compensation of directors at any time.

2016 Director Compensation

The table below summarizes 2016 compensation of each non-employee director for services as a director, committee member or chairperson, including fees earned or paid in cash, stock awards and stock options.

Name	Fees Earned or Paid in Cash ($)(7)	Option Awards ($)(1)		Stock Awards ($)(1)		Total ($)
Stephen C. Farrell	51,799	100,000	(6)	—		151,799
Mark B. Logan(2)	31,250	—		—		31,250
Richard A. Meier(2)	24,038	—		—		24,038
Jack Steven Roush(2)	44,192	—		—		44,192
John C. Moore	50,000	—		100,000	(3)	150,000
Louis E. Silverman	73,049	100,000	(4)	—		173,049
William P. Wall	62,720	50,000	(5)	50,000	(5)	162,720

(1)	Dollar amounts in the Restricted Stock Awards and Option Awards columns reflect the grant date fair value with respect to stock awards and options granted during fiscal year 2016 in accordance with Financial Accounting Standards Board Codification Topic 718 (“FASB ASC Topic 718”). Assumptions used in the calculation of these amounts are included in Note 11 to STAAR’s audited consolidated financial statements for the fiscal year ended December 30, 2016, included in STAAR’s Annual Report on Form 10-K.
(2)	Messrs. Logan, Meier and Roush served as directors up until the Annual Meeting of Stockholders held on June 24, 2016.
(3)	Includes compensation related to the following: awards of 10,253 and 5,174 shares of restricted stock granted on June 24, 2016 and August 8, 2016, respectively, which had a grant date fair value of $56,800 and $43,200, respectively. As of the end of fiscal year 2016, the aggregate number of stock and option awards outstanding for Mr. Moore were 15,427 and 52,500, respectively.
(4)	Includes compensation related to the following: an option to purchase up to 20,000 and 10,000 shares of common stock, granted on June 24, 2016 and August 8, 2016, respectively, which had a grant date fair value of $56,800 and $43,200, respectively. As of the end of fiscal year 2016, the aggregate number of option awards outstanding for Mr. Silverman were 40,000.
(5)	Includes compensation related to the following: awards of 5,126 and 2,587 shares of restricted stock, granted on June 24, 2016 and August 8, 2016, respectively, with a grant date fair value of $28,400 and $21,600, respectively, and an option to purchase up to 15,000 shares of common stock, with a grant date fair value of $50,000. As of the end of fiscal year 2016, the aggregate number of stock and option awards outstanding for Mr. Wall were 7,713 and 23,470, respectively.
(6)	Includes compensation related to the following: an option to purchase up to 20,000 and 10,000 shares of common stock, granted on June 24, 2016 and August 8, 2016, respectively, which had a grant date fair value of $56,800 and $43,200, respectively. As of the end of fiscal year 2016, the aggregate number of option awards outstanding for Mr. Farrell was 40,328. No stock awards were outstanding.
(7)	The Board revised Committee assignments during the 2016-2017 term resulting in the pro-rated fees for certain committee participation.

13

CORPORATE GOVERNANCE

Since our 2016 Annual Meeting of Stockholders, we have had ongoing dialog with a number of our investors on a variety of topics including potential director candidates and a variety of governance and operational enhancements.

Director Resignation Policy for Uncontested Election of Directors

In an uncontested election of directors (i.e., an election where the only nominees are those recommended by the Board of Directors), any director nominee who receives a greater number of votes “withheld” from his or her election than votes “for” such election shall promptly tender his or her resignation to the Board of Directors following certification of the election results. Within 60 days following the certification of the election results, the Board of Directors, excluding the nominee or director in question, will decide, through a process managed by the Nominating and Governance Committee, whether to accept the resignation. Absent a compelling reason for the director to remain on the Board of Directors, the Board of Directors shall accept the resignation. The Board of Directors will promptly disclose its decision to accept or reject the tendered resignation, which disclosure shall include, if the tendered resignation is rejected, a summary of the reasons underlying their decision to reject the tendered resignation. The Board of Directors believes that this process enhances accountability to stockholders and responsiveness to stockholders’ votes, while allowing the Board appropriate discretion in considering whether a particular director’s resignation would be in the best interests of the Company and our stockholders in limited circumstances.

Special Meeting of Stockholders

Our Bylaws provide that a special meeting of stockholders may be called by the Board of Directors, the Chairman of the Board, the President, or the Secretary, and shall be called if appropriately requested by a person (or group of persons) beneficially owning in aggregate at least 35% of the Company’s common stock.

Stock Ownership Guideline

The Board of Directors has adopted guidelines relating to stock ownership. The Guideline provides that non-employee directors are expected, within three years of a non-employee director first joining the Board of Directors, to acquire and hold at least 10,000 shares of our common stock. Stock options do not count toward this requirement. From time to time the Board of Directors will consider and may reset the level of stock ownership that it considers appropriate for the guideline.

Code of Business Conduct and Ethics

STAAR has adopted a Code of Business Conduct and Ethics applicable to the principal executive officer and senior financial executives, including the Chief Financial Officer and the controller of STAAR, as well as all employees and directors of STAAR. The Code of Business Conduct and Ethics, is published on our website, at www.staar.com, under “Investor Information—Corporate Governance.” We intend to disclose future amendments to, or waivers from, certain provisions of the Code of Business Conduct and Ethics applicable to senior executives on our website.

Board of Directors Leadership Structure

Since 2005 the Board of Directors has kept the positions of Chief Executive Officer and Chairman separate and followed a policy that the Chairman shall be an independent director. The Board of Directors believes that this separation of roles serves the interests of our stockholders by not placing too much power in the hands of a single executive.

14

Board of Directors’ Role in Risk Oversight

The Board of Directors is charged with general oversight of the management of STAAR’s risks. Our management team is responsible for enterprise risk management on a day-to-day basis. The role of our Board of Directors and its committees is to oversee the risk management activities of management. When reviewing STAAR’s strategy, business plan, budgets and major transactions the Board of Directors continuously examines the elements of risk in each proposed activity. Each of the Board of Directors’ standing committees assists the Board of Directors in overseeing the management of risk in the area overseen by the committee. In particular, the Audit Committee assists the Board of Directors by systematically reviewing periodically a report from management on the risks related to such matters as financial reporting, internal controls, revenue recognition, treasury management, information technology, insurable risks, and compliance with legal and regulatory requirements. The Compensation Committee oversees risks related to our compensation programs and policies. The Nominating and Corporate Governance Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to the management of risks associated with board organization, membership and structure, and succession planning for our directors.

Bonus Recoupment Policy

This policy includes standards for seeking the return, or “claw-back,” of bonus compensation paid to the Chief Executive Officer or Chief Financial Officer in certain circumstances following a restatement of STAAR’s financial statements. The policy provides that if the relevant officer is adjudicated to have engaged in intentional misconduct or fraud, and the Board of Directors determines that the wrongful conduct directly or indirectly made the restatement necessary, we will seek reimbursement of any excess incentive award or bonus paid on the basis of financial performance. The excess incentive award that may be recovered is the difference, if any, between the amount actually paid to the relevant officer and the amount that would have been paid to the officer had the incentive award been calculated based on the financial statements as restated. The claw-back cannot be sought if more than five years have elapsed since the payment of the affected award or bonus, or following a change in control.

Compensation Policies and Practices Related to Risk Management

STAAR’s Compensation Committee and Board of Directors have analyzed and continue to monitor whether STAAR’s compensation practices with respect to executive officers or any of its employees create incentives for risk-taking that could harm STAAR or its business. The Compensation Committee and the Board of Directors have all determined that STAAR’s compensation practices and policies do not create any risk that is reasonably likely to have a material adverse effect on STAAR.

Meetings of the Board of Directors

The Board of Directors held eight meetings during 2016. During 2016, each director attended more than 75% of the total number of Board of Directors meetings and meetings of the committees on which they then served. In addition to Board of Directors meetings, directors are kept informed of our business through personal meetings and other communications, including telephone and electronic contacts with our Chief Executive Officer and others regarding matters of interest and concern to us and our stockholders. Independent directors meet when they deem necessary in an executive session without management and at such other times as may be requested by any independent director.

It is the policy of STAAR to require members of the Board of Directors to attend the Annual Meeting of stockholders, if practicable. All incumbent directors attended the 2016 Annual Meeting of stockholders.

Committees

The Board of Directors has three committees: an Audit Committee, a Nominating and Governance Committee, and a Compensation Committee. The Board of Directors has adopted a written charter for each committee to provide for its organization and procedures and to delegate requisite authority for the committee to carry out its purposes.

15

Nominating and Governance Committee

The principal purposes of the Nominating and Governance Committee are to help ensure that the Board of Directors is appropriately constituted to meet its fiduciary obligations to stockholders and STAAR, and that STAAR has and follows appropriate governance standards. To carry out these purposes, in accordance with its written charter, the Committee periodically does the following:

•	identifies individuals qualified to become directors, consistent with criteria approved by the Board of Directors;

•	recommends the director nominees to be selected by the Board of Directors for the next annual meeting of stockholders;

•	reviews best practices in corporate governance, and recommends to the Board of Directors stockholder-oriented improvements in corporate governance that may be applicable to STAAR; and

•	oversees the evaluation of the Board of Directors and management.

In addition to the candidates proposed by the Board of Directors or identified by the Committee, the Committee considers candidates for director suggested by our stockholders in accordance with the procedures described in the Questions and Answers section in response to the question: “Can stockholders propose individuals to be considered as nominees for the 2017 Annual Meeting?” Stockholder nominations that comply with those procedures and that meet the criteria outlined below will receive the same consideration that the Committee’s nominees receive.

The process for evaluating prospective nominees for director, including candidates recommended by stockholders, includes meetings from time to time to evaluate biographical information and background material relating to prospective nominees, interviews of selected candidates by members of the Nominating and Governance Committee and other members of the Board, and application of our general criteria for director nominees set forth in our Guidelines on Significant Corporate Governance Issues. These criteria include, among other things, the prospective nominee’s integrity, business or other experience and expertise, and independence. The Committee believes that the backgrounds and qualifications of the directors considered as a group should provide a significant breadth of experience, knowledge and abilities to assist the Board in fulfilling its responsibilities.

In selecting nominees for the Board of Directors, the Committee evaluates the general and specialized criteria set forth above, identifying the relevant specialized criteria prior to commencement of the recruitment process, considers previous performance if the candidate is a candidate for re-election, and generally considers the candidate’s ability to contribute to the success of STAAR.

The Nominating and Governance Committee believes that differences in background, professional experiences, education, skills and viewpoints will enhance the performance of the Board of Directors. The Company has not implemented a formal policy with respect to the consideration of diversity for the composition of the Board of Directors. However, the Nominating and Governance Committee and the Board of Directors believe that a diverse board leads to improved performance by encouraging new ideas, expanding the knowledge base available to management and other directors and fostering a culture that promotes innovation and vigorous deliberation. In considering nominees for service on the Board of Directors, the Nominating and Governance Committee takes into consideration the diversity of professional experience, viewpoints and skills of the current and prospective members of the Board of Directors. Examples of this include management experience, financial expertise, medical device industry experience, international experience, and educational background.

The Board of Directors’ nominees for the Annual Meeting have been recommended by the Committee, and have been nominated by the Board of Directors. The Committee received no formal stockholder recommendations of candidates for election at the 2017 Annual Meeting.

16

The current members of the Nominating and Governance Committee are William P. Wall, who serves as chair, Stephen C. Farrell and Louis E. Silverman. Each member of the Nominating and Governance Committee is “independent” as that term is defined under the Listing Rules of the NASDAQ Stock Market. During 2016, the Nominating and Governance Committee held six meetings.

Compensation Committee

Under its written charter, the principal duties of the Compensation Committee are to help ensure that STAAR’s compensation of its senior executives satisfies the following principal requirements:

•	alignment with the compensation strategy of STAAR determined by the Board of Directors; and

•	enabling STAAR to compete in recruiting and retaining qualified executive officers.

The Compensation Committee makes recommendations to the Board of Directors on all decisions for the total direct compensation of the named executive officers of STAAR, including base salary, annual bonus, long-term equity compensation and perquisites. The Compensation Committee also generally approves company-wide pay increases and discretionary compensation that may be allocated to non-executive employees by management. The Committee also administers STAAR’s equity plan.

The current members of the Compensation Committee are Louis E. Silverman, who serves as chair, John C. Moore and William P. Wall. Each member of the Compensation Committee is “independent” as that term is defined under the Listing Rules of the NASDAQ Stock Market. During 2016, the Compensation Committee held four meetings.

Role of Compensation Consultant

The Compensation Committee has sole authority to retain and terminate a compensation consultant to assist in the evaluation of Chief Executive Officer or senior executive compensation. During 2016, the Committee consulted with Radford, an Aon Hewitt business unit, regarding a variety of topics. The Compensation Committee has assessed the independence of Radford considering the factors set forth in applicable SEC rules and the Listing Rules of the NASDAQ Stock Market and has concluded no conflicts of interest were raised by the work performed by Radford.

Audit Committee

The principal duties of the Audit Committee are to oversee (i) the quality and integrity of STAAR’s financial statements, (ii) the qualifications and independence of STAAR’s independent registered public accounting firm, and (iii) the performance of STAAR’s independent registered public accounting firm.

The current members of the Audit Committee are Stephen C. Farrell who serves as chair, John C. Moore, and William P. Wall. Each member of the Audit Committee is “independent” as that term is defined under the Audit Committee rules of the SEC and the Listing Rules of the NASDAQ Stock Market. STAAR has determined that Messrs. Farrell and Wall each qualify as an “audit committee financial expert” under the rules of the SEC. In 2016, the Audit Committee met five times.

Stockholder Communications with Directors

Stockholders may communicate with the chairman of our Audit Committee or the chairman of our Nominating and Governance Committee, or with our outside directors as a group, by writing to such persons c/o Office of the Secretary, STAAR Surgical Company, 1911 Walker Avenue, Monrovia, California 91016.

17

The corporate Secretary distributes communications to the Board of Directors or to any individual director or directors, as appropriate, depending on the facts and circumstances outlined in the communication. In that regard, the Board of Directors has requested that certain items that are unrelated to the duties and responsibilities of the Board of Directors should be excluded, such as the following:

•	junk mail and mass mailings;

•	new product suggestions; and

•	resumes and other forms of job inquiries.

In addition, material that is unduly hostile, threatening, illegal or similarly unsuitable will be excluded, with the provision that any communication that is excluded must be made available to any outside director upon request.

Communications that include information better addressed by the ethics hotline supervised by the Audit Committee will be forwarded to the hotline.

18

EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the following Compensation Discussion and Analysis. Based on its review and discussions with management, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in STAAR’s Proxy Statement for 2017.

The Compensation Committee

Louis E. Silverman (Chairman)

John C. Moore

William P. Wall

May 1, 2017

COMPENSATION DISCUSSION AND ANALYSIS

General

The following Compensation Discussion and Analysis describes the material elements of compensation for the named executive officers identified in the compensation tables and related disclosures below.

The Compensation Committee of the Board of Directors, to which we refer in this discussion as the “Committee,” makes recommendations to the Board of Directors for the total direct compensation including the base salary, annual bonus, long-term equity compensation and perquisites of our named executive officers. Both the Board of Directors and the Committee exercise independent review in making judgments regarding executive compensation.

As of December 30, 2016, our named executive officers were as follows:

•	Caren Mason, President and Chief Executive Officer;

•	Stephen Brown, Vice President and Chief Financial Officer (resigned, effective April 28, 2017);

•	Keith Holliday, Vice President, Chief Technology Officer;

•	Samuel Gesten, Vice President, Business Development, Chief Legal Officer and Corporate Secretary; and

•	Hans Blickensdoerfer, Senior Vice President, Commercial Operations, EMEA, LATAM and China.

2016 key accomplishments included:

•	We achieved record revenue for fiscal year 2016.

•	We achieved 11% growth in 2016 ICL unit sales, driven primarily by 16% growth in our Asia Pacific (APAC) region.

•	We devoted significant efforts and expended resources to improving our Clinical Affairs and Marketing programs as well as internal systems and processes in Quality, Regulatory and Operations.

•	We finalized strategic cooperation agreements with nine of our customers. These agreements reflect meaningful multi-year customer ICL growth targets to STAAR.

19

•	We initiated the rebranding of STAAR by launching Evolution in Visual Freedom™ websites in 17 of our global markets and commenced a new marketing campaign that positions the EVO Visian ICL as a premium and primary solution for patients seeking visual freedom from eye glasses and contact lenses.

•	We launched the EVO+, the Visian ICL with CentraFLOW and an expanded optical zone, in Europe.

•	We obtained regulatory approval to sell the EVO spheric and EVO toric versions in Canada.

•	We completed a meta-analysis of global peer-reviewed clinical data regarding the ICL, which was published in the peer-reviewed journal, Ophthalmology in June 2016

•	We commenced the first-in-man clinical trial in pursuit of validating the next generation EVO lens with Extended Depth of Field (EDOF).

Compensation Program Objectives and Rewards

Compensation Philosophy. The Company is dedicated to optimizing shareholder value and designed our 2016 compensation program to focus on Board-approved financial and non-financial objectives. In the Committee’s deliberations, management other than the Chief Executive Officer, is involved only to the extent of providing Company performance and market information and recommendations. Our Chief Executive Officer does not participate in the determination of her own compensation, but joins with the full Board of Directors in the determination of compensation of other named executive officers.

The Committee periodically reviews the Radford Global Life Sciences Survey as well as benchmark data regarding our peer group. This data is used to assess the general competitiveness of our compensation program, and to assist the Committee and the Board of Directors in making compensation decisions.

The Committee has utilized the services of Radford, a third-party consulting firm, as its compensation consultants since 2013. During 2016, the Committee solicited periodic advice and analysis from Radford regarding our compensation practices and programs as well as overall industry compensation trends and dynamics.

The 2016 peer group which was originally recommended by Radford in 2013 and subsequently reviewed and recommended by the Committee and approved by the Board of Directors consisted of the following companies. Some companies in the original peer group are no longer included due to certain merger and acquisition activities in the industry. The members of our peer group for 2016 are:

AngioDynamics	Merit Medical Systems, Inc.
Anika Therapeutics	Endologix, Inc.
AtriCure, Inc.	Cynosure, Inc.
Cardiovascular Systems, Inc.	Syneron Medical, Ltd.
CryoLife, Inc.	The Spectranetics Corporation
Cutera, Inc.	Vascular Solutions, Inc.

The peer group was chosen in 2013 on the basis of industry (medical devices), revenue (between .25x and 4.0x our revenue in 2013), and market capitalization (between .25x and 4.0x our market cap in 2013). We use our peer group as one element of reviewing the appropriateness and competitiveness of our executive compensation plan.

The Committee’s objective is to frame compensation policies and decisions based on (a) overall Company performance and (b) a target base salary at or near the 50th percentile of our peer companies, and (c) a target for total compensation, consisting of base salary, cash bonus potential and long-term equity incentives, at or near the 75th percentile of our peer companies based on achievement of Board-approved metrics.

20

2016 Results of Advisory Vote to Approve Compensation of Named Executive Officers. At our Annual Meeting held on June 24, 2016 stockholders representing approximately 97% of the voting power present in person or by proxy and entitled to vote on the proposal approved the compensation of our named executive officers. After considering our ability to retain our key executives, attract talented new executives, and the results of the advisory vote attained in 2016, the Committee concluded that we did not need to make substantial changes to the Company’s compensation policies. Nevertheless, the Committee periodically evaluates our compensation policies and considers from time to time changes that might more closely align the interests of our executive and other officers with our shareholders. As a result, for 2016, we increased the relative weighting of financial performance and financial management vs. achievement of non-financial objectives for funding the 2016 bonus pool.

Elements of Compensation

The elements of compensation that may be earned by our named executive officers include base salary, annual cash bonus, and equity compensation. All components of each named executive officer’s compensation are annually reviewed in the context of company performance and individual performance, and in relation to peer group and survey data.

Base Salaries. The Committee, with input from the Chief Executive Officer, reviews, considers and approves base salaries at a level necessary to attract and retain the talent the Company needs to achieve its plans. The Board of Directors generally reviews base salaries in the first quarter of each year and approves any changes based upon market data, reviews the executives’ performance as provided by the CEO, scope of responsibility, and past and potential contribution to our business. For 2016, named executive officer salaries increased 2-4% over 2015 levels, consistent with base salary increases company-wide and industry-wide.

Annual Cash Bonuses. A substantial element of each named executive officer’s compensation opportunity is the ability to earn annual performance-based cash bonuses, which are earned based upon achievement of and contribution to specific corporate financial and non-financial objectives. The Board of Directors has exclusive authority, acting on the recommendation of the Committee, to approve bonuses to our named executive officers as an incentive for performance against established financial and non-financial performance criteria.

For 2016, the Committee and the Board of Directors approved an Incentive Bonus Plan for both executive and non-executive management that is designed to be funded in whole or in part based on STAAR meeting or exceeding specific revenue, earnings per share (“EPS”), and year-end cash-on-hand metrics as well as meeting specific non-financial objectives. To allow for an accurate year-over-year comparison, and in recognition that over 80% of our revenue is generated outside the U.S., the Board of Directors in 2016 continued its practice of evaluating the Company’s revenue performance on a constant currency basis.

Each of the Company’s current named executive officers has an annual bonus target, as do other key contributors. The Committee reviews, considers and approves bonus targets for named executive officers based on market data and also considers changes in the scope of responsibility and overall performance of individual named executive officers.

Each named executive officer’s base salary and target bonus opportunity for 2016 is provided in the table below. The target bonuses, as a percentage of base salary, remained at the same level as in 2015 for each named executive officer.

Named Executive Officer	Base Salary	Target Bonus Payment	Target Bonus Percentage
Caren Mason	$546,000	$409,500	75%
Stephen Brown	$321,218	$144,548	45%
Keith Holliday	$341,700	$153,765	45%
Samuel Gesten	$339,344	$152,705	45%
Hans Blickensdoerfer	$341,990	$153,896	45%

21

Management provides, and the Board of Directors reviews, considers and approves, the revenue, EPS and year-end cash-on-hand targets as well as non-financial strategic objectives annually. The attainment of these financial and non-financial objectives are evaluated by the Committee. The Board of Directors must review and approve all bonus recommendations for named executive officers presented by the Committee. The determination of annual bonuses for 2016 performance are described further below under the section entitled “2016 Bonus and Equity Determinations.” Over the past five years, no named executive officer has received a bonus in excess of 100% of their target.

Long-Term Equity Compensation. The Committee believes that long-term equity incentive awards serve to align the interests of the executive officers with the interests of our stockholders. Long-term equity incentive awards may be granted in the form of either stock options, restricted shares, restricted stock units or other types of equity or equity-linked compensation. In determining the size of equity grants to our named executive officers, the Committee considers recommendations of the Chief Executive Officer based on peer group data, individual performance and level of responsibility in the company, for those named executive officers reporting to her. For the Chief Executive Officer’s equity grant, the Committee considers company and individual performance as well as peer group data. The Committee recommends to the Board of Directors the allocation among the different forms of equity compensation consistent with the strategy of providing executives with a balanced portfolio of equity vehicles. The equity grants made in 2016 are described further below under the section entitled “2016 Bonus and Equity Determinations.”

Stock options. Stock options, once granted, become valuable if the price of STAAR’s common stock rises above the exercise price at the time of grant. The exercise price of a stock is the closing price of the Company’s common stock on the NASDAQ Stock Market on the date of grant. Under the Company’s Omnibus Equity Incentive Plan (“Plan”) STAAR may not grant stock options having an exercise price below the fair market value of its common stock on the date of grant. STAAR does not grant stock options with a so-called “reload” feature. To encourage retention by providing a long-term incentive, the options typically vest ratably over a three-year period, and have a ten year life.

Restricted shares/Restricted stock units. Restricted shares and restricted stock units are shares of common stock that STAAR grants or promises to grant subject to restrictions on sale or transfer for a specified period of time. The value of these incentive awards rises and falls with STAAR’s stock price. For time-vesting awards, restricted shares are forfeited back to STAAR if the grantee’s service to STAAR terminates before the end of the vesting period. Vesting of restricted shares and restricted stock units occurs when the restricted period ends and the grantee obtains full rights of ownership over the shares. Time-vesting restricted shares and restricted stock units provides a long-term incentive by aligning the grantee’s interests with those of the stockholders and encouraging retention through the risk of forfeiture if the grantee ceases working for us during the vesting period.

2016 Bonus and Equity Determinations

As described above, 2016 bonuses were earned based upon how well the Company performed against financial and non-financial goals pre-approved by the Board of Directors. The 2016 bonus plan included the following components:

a)	Up to one third of the bonus pool would fund based upon Company performance on pre-established non-financial objectives, subject to the Company reaching specific threshold revenue of $78.8M (constant currency) and EPS of ($0.26) (which incorporates ($0.09) attributed to accelerated vesting of previously granted equity as a result of the Broadwood purchase of incremental common stock leading to ownership of greater than 25% of STAAR’s outstanding common stock, as described below under “Change-in-Control Arrangements”). This element of the bonus pool would fund based on the percentage achievement of specific non-financial objectives only if both the threshold revenue and EPS performance objectives were attained.

The Board-approved non-financial objectives related to five categories: (i) achieving internal remediation and quality system rebuild milestones; (ii) achieving key global Clinical Affairs initiatives; (iii) completing targeted global marketing activities; (iv) finalizing a specific number of strategic cooperation agreements with customers; and (v) attaining designated progress goals on certain research and development projects.

22

b)	One third of the bonus pool would fund only upon the Company reaching a specific year-end cash-on-hand target of $12.84M.

c)	One sixth of the bonus pool would fund only upon the Company reaching a pre-approved, above-threshold revenue target of $83.0M (on a constant currency basis).

d)	One sixth of the bonus pool would only fund upon the Company reaching a pre-approved, above-threshold EPS target of ($0.21).

The Board of Directors believes that the targets established for 2016 appropriately balanced attention to near term financial performance with required investments in and progress on infrastructure, clinical and regulatory related plans.

The Company does not disclose the specific details of the non-financial regulatory, quality clinical, commercial, and R&D-related performance objectives as it believes their disclosure would provide our competitors, customers and other third parties with significant insights regarding our confidential business strategies that could cause us substantial competitive harm. These goals were approved by the Board of Directors at a level they determined would require substantial and significant effort to be achieved.

In 2016, the Company achieved bonus plan elements (b) (balance sheet cash at year end) with year-end cash on hand of $13.99M and (c) (above threshold revenue performance) with revenue of $82.4M (above threshold on a constant currency basis). As attaining an established threshold level of EPS was a performance precondition for element (a) and an above-threshold level of EPS was required to fund element (d), and because actual EPS of ($0.30) fell short of both designated levels, the shortfall in achieved EPS caused bonus plan elements (a) and (d) not to fund. Regarding element (a), the Company did exceed threshold revenue performance and materially met the non-financial strategic objectives as approved by the Board, however, no funding was awarded as per the plan requirement for EPS threshold achievement to be a gating factor.

To effectively reward all bonus-eligible employees, the Board of Directors exercised its discretion and funded the bonus pool to 59% of 2016 budgeted target.

Named Executive Officer	Base Salary	Bonus Payment	Individual Incentive Target(1)	Bonus Paid(1)
Caren Mason	$546,000	$204,750	75%	37.5%
Stephen Brown	$321,218	$72,274	45%	22.5%
Keith Holliday	$341,700	$76,882	45%	22.5%
Samuel Gesten	$339,344	$76,352	45%	22.5%
Hans Blickensdoerfer	$341,990	$76,948	45%	22.5%

(1)	“Incentive Target” and “Bonus Paid” are shown as a percentage of salary. The bonus paid was 50% of each individual’s target for all named executive officers in 2016.

23

Long-term Equity Awards Granted to Named Executive Officers in 2016. In 2016, the Committee recommended to the Board of Directors that it grant long-term equity compensation to the named executive officers, consistent with the Company’s Compensation Philosophy, in the form of stock option grants and restricted stock units (RSU) which the Board of Directors approved, as follows:

Name and Title	Grant Date	Stock Options (LTIP)(1)	Restricted Stock Units (LTIP)(2)
Caren Mason
President and CEO	March 18, 2016	100,000	50,000

Stephen Brown
Vice President, Chief Financial Officer	March 18, 2016	25,000	12,500

Keith Holliday
Vice President, Chief Technology Officer	March 18, 2016	25,000	12,500

Samuel Gesten
Vice President, Chief Legal Officer and Secretary	March 18, 2016	20,000	10,000

Hans Blickensdoerfer
Senior Vice President, Commercial Operations, EMEA, LATAM, China	March 18, 2016	40,000	20,000

(1)	The options granted have a 10-year term and become exercisable as follows: one-third on March 18, 2017 and the remaining two-thirds of such options shall become exercisable over the following 24 months in equal amounts on a monthly basis. In the event the options do not evenly divide into 24 months, the remaining balance of options granted shall become exercisable on March 18, 2019. The exercise price is $7.52, which was the closing price on the NASDAQ Stock Market on the date of grant.
(2)	The restricted stock units have a three-year vesting schedule, with one third vesting on the first three anniversaries of the date of grant, subject to continued service.

Change-in-Control Arrangements

Our named executive officers will receive certain severance and other rights from STAAR or a successor company if they are terminated following a change in control of STAAR. Rights of this nature are often termed “double trigger” change-in-control rights. In addition, the Plan provides that, if STAAR has a change in control, options vest immediately unless the surviving company assumes or replaces the options.

As described in our 2016 Proxy Statement, as of February 11, 2016, Broadwood acquired beneficial ownership of over 25% of our outstanding common stock, which constituted a “Change in Control” under the Company’s Omnibus Incentive Plan. On February 25, 2016, the Board of Directors approved an amendment to the plan to define a “Change in Control” to include an event where any person, including a group as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, becomes the beneficial owner of the stock of the Company with respect to which 50% (increased from 25%) or more of the total number of votes for the election of the Board of Directors may be cast. The higher threshold of 50% is intended to reduce the likelihood of an unintended acceleration of equity awards in the future.

STAAR provides these rights to help it compete with larger, better-capitalized ophthalmic companies in attracting employees. STAAR also recognizes the retention value of these equity instruments as a means of minimizing or avoiding the distractions of executive and management turnover. Change-in-control rights are intended to do the following:

•	Reinforce the alignment of employee interest with stockholder interest by providing that, if a major transaction occurs, vesting and exercisability of stock options will accelerate or continue, so the potential equity value of unvested or unexercised options will not be lost; and

24

•	Encourage employees to remain with STAAR despite uncertainties while a transaction is under consideration or pending by assuring them that, if they are terminated as a result of a change in control, they will receive continued pay and benefits to cover the disruption in employment.

The specific change-in-control rights to which each named executive officer is entitled are discussed below under “Employment Agreements.”

Severance Arrangements

Each of our named executive officers is entitled to limited continuation of salary and benefits if the officer is terminated under specified circumstances. These arrangements are provided to maintain STAAR’s competitive position in attracting and retaining executive talent and are described further in the section “Employment Agreements” below.

Perquisites

STAAR’s named executive officers, along with other senior management employees, may be eligible for limited perquisites intended to minimize distractions from the executives’ attention to STAAR’s business. In 2016, the named executive officers received an opportunity to undergo an executive health screening and were eligible to receive an executive life insurance policy with premiums and costs paid by STAAR.

Benefits

The named executive officers participate in a variety of retirement, health and welfare, and paid time-off benefits designed to enable STAAR to attract and retain its workforce in a competitive marketplace. Health and welfare and paid time-off benefits help ensure that STAAR has a productive and focused workforce through reliable and competitive health and other benefits. Pension (for our Switzerland based team members) and retirement savings plans help employees, especially long-serving employees, save and prepare financially for retirement.

STAAR’s qualified 401(k) plan allows all employees to contribute up to the limits imposed by the Internal Revenue Code—$18,000 per employee for 2016 (with a $6,000 annual catch-up contribution permitted for those over 50 years of age)—on a pre- or after-tax basis. During 2016 STAAR provided an 80% percent match up to the first 6% of the employee’s compensation. The terms of the 401(k) plan are described below under the caption “Employee Benefit Plans.” Officers serving outside the U.S., where Section 401(k) of the Internal Revenue Code is largely inapplicable, receive pension benefits based on local regulations and standards.

25

COMPENSATION TABLES

Summary Compensation Table

The following table summarizes the compensation of the named executive officers for each of the three fiscal years ending December 30, 2016, January 1, 2016 and January 2, 2015, respectively. By providing the Grant Date Fair Value of stock and option awards in the table STAAR does not imply any assurance that such values will ever be realized.

Name and Title	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	Stock Awards ($)(1)	Change in Pension Value and Non- qualified Deferred Compensation Earnings ($)	All Other Compensation ($)(2)	Total ($)
Caren Mason(5)	2016	541,154	204,750	387,920	376,000	—	15,987	1,525,811
President and Chief	2015	423,115	393,750	1,642,488	—	—	25,189	2,484,542
Executive Officer

Stephen Brown(4)	2016	319,587	72,274	96,980	94,000	—	27,877	610,718
Former Vice President,	2015	312,039	127,231	96,324	73,500	—	27,391	636,485
Chief Financial Officer	2014	303,846	—	233,100	264,180	—	29,845	830,971

Hans Blickensdoerfer(3)	2016	330,973	76,948	155,168	150,400	40,094	—	753,583
Senior Vice President,	2015	302,571	137,156	115,589	110,250	49,027	—	714,593
Commercial Operations,	2014	333,844	—	102,547	108,780	40,323	—	585,494

Samuel Gesten	2016	337,808	76,352	77,584	75,200	—	25,081	592,026
Vice President, Chief	2015	330,454	134,739	77,060	51,450	—	24,402	618,105
Legal Officer, and Secretary	2014	321,154	15,000	194,250	240,870	—	17,933	789,207

Keith Holliday(5)	2016	340,154	76,883	96,980	94,000	—	27,035	635,051
Vice President, Chief	2015	120,129	150,750	94,831	266,400	—	79,948	712,058
Technology Officer

(1)	Dollar amounts in the Stock Awards and Option Awards columns reflect the aggregate grant date fair value with respect to stock awards and options granted during fiscal years 2016, 2015 and 2014 calculated in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts for fiscal years 2016 are included in Note 11 to STAAR’s audited consolidated financial statements for the fiscal year ended December 30, 2016, included in STAAR’s Annual Report on Form 10-K.
(2)	Each element of All Other Compensation is quantified in the subsequent table below.
(3)	Salary and bonus paid in Swiss Francs and converted to U.S. dollars using the average rate for the fiscal year.
(4)	Terminated employment effective April 28, 2017.
(5)	Commenced employment during 2015.

The following table summarizes the elements of “All Other Compensation” listed in the table above for 2016.

Name	Insurance Premiums ($)	Company Contributions to 401(k) Plans ($)	Total ($)
Caren Mason	3,267	12,720	15,987
Stephen Brown	15,157	12,720	27,877
Hans Blickensdoerfer	—	—	—
Samuel Gesten	12,361	12,720	25,081
Keith Holliday	14,315	12,720	27,035

26

Grants of Plan-Based Awards

for Fiscal Year Ended

December 30, 2016

The following table provides information on stock and option awards granted in 2016 to each of STAAR’s named executive officers, and estimated future payouts for non-equity incentive plan awards under STAAR’s executive cash bonus plan. By providing the Grant Date Fair Value of stock and option awards in the table STAAR does not imply any assurance that such values will ever be realized.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan	All Other Stock Awards: Number of	All Other Option Awards: Number of Securities Underlying	Exercise or Base Price of Option	Grant Date Fair Value of Stock and Option
Name and Principal Position	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Awards (#)	Units (2)(#)	Options (#)	Awards ($/Share)	Awards (3)($)
Caren Mason			409,500	409,500	—	—	—	—	—
President, Chief Executive	03/18/2016	—	—	—	—	—	100,000	7.52	387,920
Officer	03/18/2016	—	—	—	—	50,000	—	—	376,000

Stephen Brown			144,548	144,548	—	—	—	—	—
Former Vice President,	03/18/2016	—	—	—	—	—	25,000	7.52	96,980
Chief Financial Officer	03/18/2016	—	—	—	—	12,500	—	—	94,000

Hans Blickensdoerfer			153,896	153,896	—	—	—	—	—
President, International	03/18/2016	—	—	—	—	—	40,000	7.52	155,168
Commercial Operations	03/18/2016	—	—	—	—	20,000	—	—	150,400

Samuel Gesten			152,705	152,705	—	—	—	—	—
Vice President, General	03/18/2016	—	—	—	—	—	20,000	7.52	77,584
Counsel and Corporate Secretary	03/18/2016	—	—	—	—	10,000	—	—	75,200

Keith Holliday			153,765	153,765	—	—	—	—	—
Vice President, Chief	03/18/2016	—	—	—	—	—	25,000	7.52	96,980
Technology Officer	03/18/2016	—	—	—	—	12,500	—	—	94,000

(1)	Reflects targeted and maximum cash bonuses for 2016 performance paid in 2017 under STAAR’s cash bonus plan for executive officers.
(2)	Reflects the restricted stock unit awards subject to a three-year schedule with one third vesting on each of the first three anniversaries of the date of grant, subject to continued employment.
(3)	Reflects the aggregate grant date fair value with respect to stock awards and options granted during fiscal year 2016, calculated in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 11 to STAAR’s audited consolidated financial statements for the fiscal year ended December 30, 2016, included in STAAR’s Annual Report on Form 10-K.

Stock awards granted to executive officers in 2016 consisted of restricted stock units scheduled to vest with respect to 33 1/3% on March 18, 2017, 33 1/3% on March 18, 2018, and 33 1/3 on March 18, 2019, subject to continued employment.

All of the stock options granted to executive officers in 2016 had a ten-year term and a three-year vesting schedule, with one third vesting on the first anniversary of the date of grant and the remaining vesting monthly over 24 months, subject to continued employment.

27

Outstanding Equity Awards

at Fiscal Year-End

December 30, 2016

The following table shows the number of shares covered by exercisable and unexercisable options and unvested shares of restricted stock held by STAAR’s named executive officers on December 30, 2016.

	Option Awards				Stock Awards
	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)(1)	Option Exercise Price	Option Expiration	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stocks That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Name	Exercisable	Unexercisable	($)	Date	(#)(2)	($)	(#)	($)
Caren Mason	10,000	—	15.73	06/08/2024	—	—	—	—
	400,000	—	7.76	03/02/2025	—	—	—	—
	—	100,000	7.52	03/17/2026	50,000	542,500

Stephen Brown	50,000	—	12.16	09/08/2023	—	—	—	—
	15,000	—	15.54	03/06/2024	—	—	—	—
	25,000	—	7.35	04/06/2025	—	—	—	—
	—	25,000	7.52	03/17/2026	12,500	135,625	—	—

Hans Blickensdoerfer	25,000	—	5.68	12/14/2020	—	—	—	—
	20,000	—	5.49	03/14/2021	—	—	—	—
	20,000	—	11.00	03/01/2022	—	—	—	—
	20,000	—	5.34	03/03/2023	—	—	—	—
	15,000	—	15.54	03/06/2024	—	—	—	—
	30,000	—	7.35	04/06/2025	—	—	—	—
	—	40,000	7.52	03/17/2026	20,000	217,000	—	—

Samuel Gesten	70,000	—	11.02	04/01/2022	—	—	—	—
	20,000	—	5.34	03/03/2023	—	—	—	—
	12,500	—	15.54	03/06/2024	—	—	—	—
	20,000	—	7.35	04/06/2025	—	—	—	—
	—	20,000	7.52	03/17/2026	10,000	108,500	—	—

Keith Holliday	25,000	—	7.20	08/18/2025	—	—	—	—
	—	25,000	7.52	03/17/2026	12,500	135,625	—	—

(1)	Option awards were granted on March 18, 2016. The options granted will become exercisable with one-third vesting on March 18, 2017 and the remaining two-thirds vesting monthly in equal amounts over the next 24 months.
(2)	Stock awards were granted on March 18, 2016. The stock awards vest over three years, with one third vesting on each of the first three anniversaries of the date of grant, subject to continued service.

28

Option Exercises and Stock Vested as of

Fiscal Year-End December 30, 2016

The table below shows the number of shares of STAAR common stock acquired by named executive officers during 2016 on the exercise of options, and the number of shares of stock subject to stock awards that vested in 2016 for each named executive officer.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Caren Mason	—	—	—	—
Stephen Brown	—	—	9,953	62,007
Hans Blickensdoerfer	25,000	143,728	29,500	183,785
Samuel Gesten	—	—	11,871	73,956
Keith Holliday	—	—	22,541	140,430

(1)	The dollar amount shown are determined by multiplying the number of shares that vested by the per-share closing price of the Company’s common stock on the vesting date.

Pension Benefits for Fiscal Year Ended

December 30, 2016

STAAR maintains a pension plan covering employees of its Swiss subsidiary, including Mr. Blickensdoerfer. This plan, which we refer to as the “Swiss Plan,” is classified as a defined benefit plan under guidelines of the Swiss Auditing Chamber’s Auditing Practice Committee and its Accounting Practice Committee, and STAAR accounts for it as a defined benefit plan.

The Swiss Plan is financed by employer and employee contributions, with employers required to match employee contributions. No other named executive officer participates in a defined benefit pension plan.

The table below shows the present value of the pension benefits to which each person is entitled to under the Swiss Plan. The present value assumes that the participant will retire at age 65, the normal retirement age for men under the Swiss Plan. The present value was calculated using the assumptions set forth in Note 10 to the consolidated financial statements in STAAR’s Annual Report on Form 10-K for fiscal year 2016. A participant may elect to receive a lump sum or a monthly annuity payment upon eligibility.

Name	Plan Name	Number of Years Credited Service (#)(1)	Present Value of Accumulated Benefit ($)	Payments During 2016 ($)
Hans Blickensdoerfer	Swiss Plan	16	381,892	40,258

(1)	The number of years credited to an employee under the Swiss Plan is determined by applicable government regulations and plan formulae, and may be greater than the actual number of years the employee has worked for STAAR.

29

Change in Control and Termination Payment and Benefit Estimates

As of December 30, 2016

The table below demonstrates the effect of termination and change-in-control rights held by named executive officers under their employment agreements with us. Each column of the table shows the financial benefit that would have been received by a named executive officer, on a hypothetical basis, if one of the following events had occurred on December 30, 2016:

•	termination by STAAR without cause, or by the named executive officer for good reason, prior to a change in control;

•	termination by STAAR without cause, or by the named executive officer for good reason, following a change in control;

•	a change in control of STAAR, without termination of the named executive officer; and

•	termination because of disability, irrespective of any change in control.

We are providing this information on a hypothetical basis in accordance with the regulations of the SEC. In fact, no such change in control occurred on December 30, 2016, and none of the named executive officers was terminated on that date. There can be no assurance that a change in control would produce the same or similar results as those described if it occurs on any other date, or if any assumption is not correct when the actual event occurs. Termination “for good reason” generally means that an employer has adversely changed the terms and conditions of employment to such a degree that the executive, under the specific terms of his or her agreement, is entitled to voluntarily resign and to receive severance benefits.

Name	Benefit	Termination w/o Cause or for Good Reason ($)	Termination w/o Cause or for Good Reason following Change in Control ($)(2)		Change in Control ($)(1)	Disability ($)
Caren Mason	Severance	819,000	1,638,000	(3)	—	273,000
	COBRA	35,269	35,269		—	—
	Equity acceleration	—	2,111,000		2,111,000	—

Stephen Brown	Severance	160,609	610,314	(3)	—	—
	COBRA	15,314	30,627		—	—
	Equity acceleration	—	306,250		306,250	—

Hans Blickensdoerfer	Severance	170,995	649,781	(3)	—	—
	Equity acceleration	—	801,650		801,650	—

Samuel Gesten	Severance	169,672	644,754	(3)	—	—
	COBRA	15,314	30,627		—	—
	Equity acceleration	—	355,200		355,200	—

Keith Holliday	Severance	170,850	649,230	(3)	—	—
	COBRA	15,314	30,627		—	—
	Equity acceleration	—	310,000		310,000	—

(1)	Assumes that following a change in control the acquirer or surviving company has not assumed the named executive officer’s outstanding equity awards. If the acquirer or surviving company assumes the equity awards issued under the Company’s Omnibus Equity Incentive Plan, the equity awards will continue to vest in accordance with their original terms.
(2)	Except as otherwise indicated, severance payments are payable on a bi-weekly basis during the severance period. Ms. Mason would receive her severance payment in a lump sum payable on the 60th day following a termination, regardless of a change in control.
(3)	Severance payments include prior year and current year target bonus amounts paid out at 100%.

30

EMPLOYMENT AGREEMENTS

Caren Mason, President and Chief Executive Officer

In connection with Ms. Mason’s commencement of employment as our President and Chief Executive Officer, we entered into an employment agreement with her effective on March 1, 2015. There is no specific term of service provided for in the agreement. The agreement provides that Ms. Mason is eligible for an initial base salary of $525,000, subject to periodic adjustment, and an annual target bonus of 75% of her base salary. Pursuant to her employment agreement, Ms. Mason was also granted an initial new hire equity grant of 400,000 stock options, and is eligible for periodic additional awards at the discretion of the Board. The agreement also entitles Ms. Mason to participate in all the benefit plans available to similarly situated executives at STAAR, including executive level health and life insurance coverage.

If STAAR terminates Ms. Mason’s employment for reasons other than cause (as defined in the agreement) or Ms. Mason resigns for good reason (as defined in the agreement), she will be entitled to 18 months of base salary from the date of termination payable either in eighteen monthly installments or in a lump sum at the option of the Board. Ms. Mason will also be entitled to 18 months of health insurance benefits (COBRA) at her option.

In the event of a change in control, if Ms. Mason resigns within 18 months after the change in control due to a successor company’s failure to offer or maintain her in the position of Chief Executive Officer of the successor company or if she is terminated for reasons other than cause within 12 months of the change in control, then she will receive the severance benefits described above plus an amount equal to her bonus, if any, for the year prior to her termination and an amount equal to her target bonus for the year in which the termination occurs. In addition, all of Ms. Mason’s equity awards will vest in full.

The severance payment and benefits described above are subject to Ms. Mason’s execution and delivery of a general release of claims against the Company. The employment agreement also provides that if any payment or benefit to Ms. Mason would result in a parachute payment under Section 280G of the Internal Revenue Code, such payments and benefits will be reduced to the extent necessary so no portion is subject to an excise tax.

Other Named Executive Officers

We are parties to offer letters with each of our other named executive officers which provide for initial base salaries and target bonuses. The offer letters provide for at-will employment with each of these individuals and do not contain any executory obligations on the part of the Company.

Executive Change in Control Agreements

STAAR has entered into executive change in control retention agreements with certain executive officers and other key employees that provide cash and other severance benefits if there is a change in control of the Company. The Executive Change in Control Agreements with Messrs. Brown, Holliday, Blickensdoerfer, and Gesten provide that if the officer is terminated by the Company without cause within 12 months after a change in control of STAAR, or resigns for good reason within 15 months after a change in control of STAAR, the officer will receive the following, subject to the officer entering into a release of claims with the employer:

•	One year’s base salary at the greater of the rate applicable at the time of termination or the rate applicable immediately prior to the announcement of the change in control, payable in a lump sum;

•	One year’s target cash bonus amount, plus the greater of the amount of any bonus accrued in the year of termination and the amount of the previous year’s bonus, prorated for the length of the executive’s service during the year of termination, payable in a lump sum; and

•	One year’s continuation of group health and dental benefits.

In addition, pursuant to the Executive Change in Control Agreements, if any payments or benefits would be subject to an excise tax under Section 4999 of the Internal Revenue Code, such payments and benefits will be payable in full or reduced so that no portion is subject to the excise tax, whichever results in the greater net after-tax benefit to the executive.

31

Executive Severance Agreements

STAAR has entered into executive severance agreements with its other executive officers and certain other key employees that provide cash and other severance benefits if the officer is terminated without cause or resigns for good reason (except in connection with a change in control of STAAR). The Executive Severance Agreements with Messrs. Brown, Blickensdoerfer, Gesten, and Holliday provide that they will receive the following, subject to the officer entering into a release of claims with STAAR:

•	Six months’ base salary at the rate applicable at the time of termination; payable in a lump sum; and

•	Six months’ continuation of group health and dental benefits.

In the context of the Executive Change in Control Agreements and Executive Severance Agreements, resignation “for good reason” generally means that an employer has adversely changed the officer’s salary, location or other terms and conditions of employment to such a degree that the executive is entitled to voluntarily resign and to receive severance benefits.

EMPLOYEE BENEFIT PLANS

Equity Compensation Plan Information

The following table summarizes information about the options and other equity compensation under STAAR’s equity plans as of the close of business on December 30, 2016.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights ($) (b)		Weighted Average Remaining Contractual Life of Outstanding Options, Warrants and Rights (years) (c)		Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (excluding securities reflected in column (a)) (d)
Equity Compensation Plans Approved by Stockholders	3,776,836	(1)	8.28	(2)	6.75	(3)	2,209,347
Equity Compensation Plans Not Approved by Stockholders	—		—		—		—

(1)	Represents awards granted under the Company’s Omnibus Equity Incentive Plan. Consists of 3,502,161 options, and 274,675 RSUs.
(2)	Represents the weighted average exercise price of outstanding stock options.
(3)	Represents the weighted average remaining contractual life of outstanding stock options.

32

REVIEW OF RELATED PERSON TRANSACTIONS

The Board of Directors adopted a written Related Person Transaction Policy, which requires the approval of the Audit Committee for all covered transactions. The Policy applies to any transaction or series of transactions in which STAAR or a subsidiary is a participant, the amount involved exceeds $120,000 and a “Related Person” as defined in the Policy, including executive officers, directors and their immediate family members, and holders of in excess of 5% of our common stock, has a direct or indirect material interest. Under the Policy, all Related Person Transactions must first be submitted to the General Counsel of STAAR, who will determine whether the proposed transaction falls under the Policy and, if so, submit it to the Audit Committee for review, approval, ratification or other action. Based on its consideration of all of the relevant facts and circumstances, and full disclosure of the Related Person’s interest in the transaction, the Audit Committee will decide whether or not to approve the transaction and will approve only those transactions that are in the best interests of STAAR. We are not aware of any related party transactions with any directors, executive officers or more-than-five-percent security holders requiring disclosure under the SEC’s rules or our Related Party Transactions Policy.

AUDIT COMMITTEE REPORT

In any of our filings under the Securities Act of 1933 or Exchange Act of 1934 that incorporate this Proxy Statement by reference, the Report of the Audit Committee of the Board of Directors will be considered excluded from the incorporation by reference, and it will not be deemed a part of any such other filing unless we expressly state that the Report is so incorporated.

In accordance with a written charter adopted by the Board of Directors, the Audit Committee oversees STAAR’s financial reporting process. Management is responsible for STAAR’s financial statements and the financial reporting process, including the system of internal controls. The independent registered public accounting firm is responsible for (i) performing an independent audit of STAAR’s financial statements, (ii) expressing an opinion on whether STAAR’s financial statements fairly present, in all material respects, STAAR’s financial position and results of operations and conform with generally accepted accounting principles, and (iii) an opinion on whether management’s assessment that STAAR maintained effective internal control over financial reporting as of December 30, 2016, is fairly stated, in all material respects, based on criteria established in Internal Control—Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission. In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed with management and the independent registered public accounting firm the audited consolidated financial statements that have been included in our Annual Report on Form 10-K for the year ended December 30, 2016.

The Audit Committee has reviewed and discussed with STAAR’s independent registered public accounting firm, BDO USA, LLP, the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”) and currently in effect. The Audit Committee has received and reviewed the written disclosures and the letter from BDO USA, LLP required by the PCAOB regarding BDO USA, LLP’s communications with the Audit Committee concerning the accountant’s independence, and has discussed with BDO USA, LLP its independence from STAAR and its management.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, the inclusion of the audited financial statements in the Annual Report on Form 10-K for the fiscal year ended December 30, 2016 for filing with the SEC.

The Audit Committee

Stephen C. Farrell (Chairman)

John C. Moore

William P. Wall

Dated May 1, 2017

33

PROPOSAL NO. 2

APPROVAL OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

The Board of Directors has approved and declared advisable amendments to our existing Amended and Restated Certificate of Incorporation (the “COI”) to make certain changes regarding current practices in corporate governance and to make other ministerial and confirming changes. These amendments, among other things, replace the existing provisions relating to the designation by the Board of Directors of one or more series of Preferred Stock, par value $0.01 per share, of the Company (the “Preferred Stock”), having specified rights with a provision that provides the Board of Directors broader authority to fix the powers (including voting powers), preferences and other rights of any such series; make the indemnification provisions in the COI permissive rather than mandatory; and provide that the Board may make amendments to specified provisions of the Bylaws without seeking a super-majority vote of stockholders. These amendments also make various administrative changes, such as updating the Company’s registered office, as well as various ministerial and conforming changes to update section references and to eliminate vestigial references (such as those relating to the Company’s incorporator) and provisions that were determined to be duplicative provisions.

If Proposal No. 2 is adopted, the amendments to the COI will be included in the Amended and Restated Certificate of Incorporation (the “Restated COI”), a copy of which is attached to this Proxy Statement as Appendix 1. To illustrate the proposed amendments in Appendix 1, language that is struck is proposed to be deleted from our current COI, and language that is underlined is proposed to be added to our current COI. You are urged to read Appendix 1 in its entirety. If Proposal No. 2 is adopted, but Proposal No. 4 and/or Proposal No. 6 is not adopted, the Restated COI will not contain the amendments set forth in Proposal No. 4 and/or Proposal No. 6, as applicable, that are not adopted.

The adoption of the amendments to the COI contemplated by Proposal No. 2 (i.e., all of the amendments included in the Restated COI other than those expressly set forth in Proposal No. 4 and Proposal No. 6) requires the affirmative vote of the holders of at least two-thirds of the outstanding common stock entitled to vote thereon.

STAAR’s Board of Directors unanimously recommends a vote “FOR” the adoption of the amendments to the COI to be included in the Restated COI pursuant to this Proposal No. 2.

34

PROPOSAL NO. 3

APPROVAL OF AMENDMENTS TO AMENDED AND RESTATED BYLAWS

The Board of Directors has adopted amendments to the existing Amended and Restated Bylaws (the “Bylaws”) to, among other things, eliminate the provision relating to the requirement for a written ballot for elections; clarify the language relating to the prohibition on stockholder action by written consent in lieu of a meeting; permit Board-authorized Company officers to sign stock certificates (consistent with recent amendments to Delaware law), confirm that certain employee job titles do not automatically designate an employee as an officer entitled to indemnification and advancement under the Bylaws; remove certain vestigial references and make other ministerial and conforming changes, including removing reference to the permitted number of directors, removing “reserved” sections of the Bylaws that contain no content, and updating and conforming section references.

The complete text of the Restated Bylaws is attached to this Proxy Statement as Appendix 2. To illustrate the proposed amendments in Appendix 2, language that is struck is proposed to be deleted from our current Bylaws, and language that is underlined is proposed to be added to our current Bylaws. You are urged to read Appendix 2 in its entirety. The amendments to be approved pursuant to this Proposal No. 3 include all amendments included in the Restated Bylaws other than those expressly provided in Proposal No. 5 and Proposal No. 7.

Under the COI, the amendment to Section 2(b) and Section 2(c) of Article III of the Bylaws, which is included among the amendments to the Bylaws contemplated by Proposal No. 3, requires the affirmative vote of the holders of at least two-thirds of the outstanding common stock entitled to vote thereon. The other amendments to the Bylaws contemplated by Proposal No. 3 are not required to be submitted to a vote of the stockholders under the COI. Nevertheless, the Board of Directors will consider the outcome of the vote on Proposal No. 3 in determining whether to proceed unilaterally with the other amendments contemplated by Proposal No. 3.

STAAR’s Board of Directors unanimously recommends a vote “FOR” the approval of the amendments to the Bylaws to be included in the Restated Bylaws pursuant to Proposal No. 3.

35

PROPOSAL NO. 4

AMENDMENT TO

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE
MINIMUM NUMBER OF AUTHORIZED DIRECTORS

The Board of Directors has approved and declared advisable an amendment to our COI to increase the minimum number of authorized directors from three to five directors.

Over the past several years, the Company has retained a minimum of five directors at any given time. Recently, proxy advisory firms have criticized companies with charter documents that permit the company to retain fewer than five directors. This amendment will reflect the Company’s practice of retaining a minimum of five directors and is responsive to current expectations of certain investors and proxy advisory firms. The complete text of the Restated COI is attached to this Proxy Statement as Appendix 1. The amendment contemplated by this Proposal No. 4 appears in paragraph (a) of Article 9 of the Restated COI. If Proposal 4 is adopted, the amendment to increase the minimum number of authorized directors from three to five directors will be included in the Restated COI. If Proposal No. 4 is adopted, but Proposal No. 2 and/or Proposal No. 6 is not adopted, the Restated COI will not contain the amendments set forth in Proposal No. 2 and/or Proposal No. 6, as applicable, that are not adopted. The adoption of the amendments to the COI contemplated by Proposal No. 4 requires the affirmative vote of the holders of at least two-thirds of the outstanding common stock entitled to vote thereon.

STAAR’s Board of Directors unanimously recommends a vote “FOR” the adoption of the amendment to the COI to be included in the Restated COI pursuant to Proposal No. 4.

36

PROPOSAL NO. 5

AMENDMENT TO

AMENDED AND RESTATED BYLAWS TO INCREASE THE MINIMUM NUMBER OF
AUTHORIZED DIRECTORS

Consistent with the amendments to the COI contemplated by Proposal 4, the Board is seeking stockholder approval of the amendment to Section 2(a) of Article III of the Bylaws to increase the minimum number of authorized directors from three to five directors. Under the COI, the amendment to Section 2(a) of Article III requires the affirmative vote of the holders of at least two-thirds of the outstanding common stock entitled to vote thereon.

This proposal mirrors Proposal No. 4 above, but is related to the Bylaws rather than the COI. For a description of the reasons for the proposed amendment, please see Proposal No. 4 above. If Proposal No. 5 is adopted, the amendment to Section 2(a) of Article III of the Bylaws appearing in the Restated Bylaws attached to this Proxy Statement as Appendix 2 will be included in the Restated Bylaws.

STAAR’s Board of Directors unanimously recommends a vote “FOR” the approval of the amendment to Section 2(a) of Article III of the Bylaws to be included in the Restated Bylaws pursuant to Proposal No. 5.

37

PROPOSAL NO. 6

AMENDMENT TO

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO REFLECT THAT
DIRECTORS MAY BE REMOVED WITH OR WITHOUT CAUSE

The Board of Directors has approved and declared advisable an amendment to the COI to remove the provision, which currently appears in paragraph (e) of Article Twelfth, stating: “Any director may be removed from office only for cause.”

This proposed change is required to align the provisions of the COI with Delaware law. If our stockholders approve Proposal No. 6, the amendment to the COI effected thereby would become effective upon the filing of the Restated COI setting forth such amendment. If the stockholders do not approve this amendment, the provision will not be eliminated from our certificate of incorporation. Nevertheless, regardless of whether Proposal No. 6 is approved, the Company will not take action to purport to enforce the provision purporting to limit the removal of directors from office only for cause. If Proposal No. 6 is adopted, but Proposal No. 2 and/or Proposal No. 4 is not adopted, the Restated COI will not contain the amendments set forth in Proposal No. 2 and/or Proposal No. 4, as applicable, that are not adopted. The adoption of the amendments to the COI contemplated by Proposal No. 4 requires the affirmative vote of the holders of at least two-thirds of the outstanding common stock entitled to vote thereon.

STAAR’s Board of Directors unanimously recommends a vote “FOR” the adoption of amendment to the COI to be included in the Restated COI pursuant to Proposal No. 6.

38

PROPOSAL NO. 7

AMENDMENT TO

AMENDED AND RESTATED BYLAWS TO REFLECT THAT DIRECTORS MAY BE REMOVED
WITH OR WITHOUT CAUSE

Consistent with the amendments to the COI contemplated by Proposal No. 6, the Board of Directors is seeking stockholder approval of an amendment to the Bylaws to remove the following provision, which appears in Article III, Section 14 of the Bylaws, stating: “Removal of Directors. Except as otherwise provided by statute, any director may be removed only for cause.”

This proposal mirrors Proposal No. 6 above, but is related to the Bylaws rather than the COI. For a description of the reasons for the proposed amendment, please see Proposal No. 6 above. If Proposal No. 7 is adopted, the amendment to eliminate Article III, Section 14 of the Bylaws will be reflected in the Restated Bylaws. Under the COI, the amendment to Article III, Section 14 of the Bylaws requires the affirmative vote of the holders of at least two-thirds of the outstanding common stock entitled to vote thereon.

STAAR’s Board of Directors unanimously recommends a vote “FOR” the approval of the amendment to reflect the removal of Article III, Section 14 of the Bylaws from the Restated Bylaws pursuant to Proposal No. 7.

39

PROPOSAL NO. 8

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors, on the recommendation of the Audit Committee, has approved the selection of BDO USA, LLP to serve as our independent registered public accounting firm for the fiscal year ending December 29, 2017.

Although this appointment is not required to be submitted to a vote of the stockholders, the Audit Committee believes it is appropriate as a matter of policy to request that the stockholders ratify the appointment. If the stockholders do not ratify the appointment, which requires the affirmative vote of a majority of the shares of the Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting, the Board of Directors will consider the selection of another independent registered public accounting firm.

STAAR’s Board of Directors unanimously recommends a vote “FOR” the approval of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 29, 2017.

Representatives of BDO USA, LLP, which served as the independent registered public accounting firm for STAAR for fiscal year 2016, have been invited to be present at the Annual Meeting. STAAR expects representatives of BDO to be present at the Annual Meeting, where they will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Principal Accountant Fees and Services

The following table summarizes the aggregate fees for professional services provided by BDO USA, LLP related to fiscal year 2016 and fiscal year 2015, all of which the Audit Committee pre-approved:

	2016	2015
Audit Fees(1)	$799,869	$775,484
Audit-Related Fees(2)	27,246	26,700
Tax-Related Fees	—	—
All Other Fees	—	—

(1)	Both 2016 and 2015 Audit Fees include: (i) the audit of our Consolidated Financial Statements included in our Annual Report on Form 10-K and services attendant to, or required by, statute or regulation; (ii) the audit of management’s report on the effectiveness of internal control over financial reporting, as required by Section 404 of the Sarbanes-Oxley Act of 2002; (iii) reviews of the interim condensed Consolidated Financial Statements included in our quarterly reports on Form 10-Q; and (iv) comfort letters, consents and other services related to SEC reimbursements.
(2)	Audit-related Fees were principally for audits of our employee benefit plan.

The Audit Committee administers STAAR’s engagement of BDO USA, LLP and pre-approves all audit and permissible non-audit services on a case-by-case basis. In approving non-audit services, the Audit Committee considers whether the engagement could compromise the independence of BDO USA, LLP and whether, for reasons of efficiency or convenience, it is in the best interest of STAAR to engage its independent registered public accounting firm to perform the services. The Audit Committee has determined that performance by BDO USA, LLP of the non-audit services related to the fees shown in the table above did not affect that firm’s independence.

Prior to engagement, the Audit Committee pre-approves all independent auditor services, and the Audit Committee pre-approved all fees and services of BDO USA, LLP, for work done in 2016 and 2015. The fees are budgeted and the Audit Committee requires the independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval categories. In those instances, the Audit Committee requires specific pre-approval before engaging the independent registered public accounting firm. The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

40

PROPOSAL NO. 9

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

Background to the Advisory Vote

As mandated by the Dodd Frank Wall Street Reform and Consumer Protection Act of 2010, we provide our stockholders the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules (a “say-on-pay”). We allow for this vote on an annual basis. In an advisory vote at the 2016 Annual Meeting, approximately 97% of the voting power present in person or by proxy and entitled to vote on the matter voted in favor of annual advisory votes on executive compensation. The Compensation Committee believes this affirms stockholders’ support of our approach to executive compensation.

Board of Directors Recommendation

As stated in our Compensation Discussion and Analysis, our compensation program is designed to reward our executives for meeting or exceeding corporate financial and non-financial goals and also individual objectives.

The Board of Directors believes that STAAR has been able to attract and retain personnel with a high level of professional skill and experience partly because of the value its executives have placed on the potential growth in value of their equity compensation if their efforts to improve STAAR’s business succeed.

In 2016, we continued to award a significant proportion of our named executive officers’ total compensation in the form of variable, at-risk compensation, either through annual performance-based cash incentives or equity awards.

The Board of Directors invites you to review carefully the Compensation Discussion and Analysis beginning on page 20, before voting on the following resolution:

“Resolved, that the stockholders approve, on an advisory basis, the compensation of STAAR’s named executive officers, including STAAR’s compensation practices and principles and their implementation, as discussed and disclosed in the Compensation Discussion and Analysis, the compensation tables, and any narrative executive compensation disclosure contained in this Proxy Statement.”

While the vote does not bind the Board of Directors to any particular action, the Board of Directors values the input of the stockholders, and will take into account the outcome of this vote in considering future compensation arrangements.

STAAR’s Board of Directors unanimously recommends a vote “FOR” the approval, on an advisory basis, of STAAR’s compensation of our named executive officers as disclosed in the “Compensation Discussion and Analysis” section of this proxy statement.

41

PROPOSAL NO. 10

ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES TO APPROVE
EXECUTIVE COMPENSATION

We are seeking a non-binding vote from our stockholders as to the frequency with which stockholders should have an opportunity to provide an advisory approval of our executive compensation program. Under the Dodd-Frank Act, every six years the Company is required to seek a non-binding advisory stockholder vote regarding the frequency of the submission to stockholders of an advisory vote to approve executive compensation. The Dodd-Frank Act specifies that stockholders be given the opportunity to vote on executive compensation every one, two or three years or abstain. For the reasons described below, we recommend that our stockholders select a frequency of one year (i.e., annually). Starting with our annual meeting held in 2011, we have held annual votes on executive compensation.

The Board believes that an annual advisory vote on executive compensation is consistent with having a regular dialogue with our stockholders on corporate governance matters, including executive compensation. An annual stockholder vote allows our stockholders to provide us with direct and immediate feedback regarding the effectiveness of our compensation programs, and provides our Board and compensation committee with the opportunity to consider stockholder views as part of its regular compensation review.

We therefore request that our stockholders select “1 Year” when voting on the frequency of advisory votes on executive compensation. Although the advisory vote is non-binding, our Board will review the results of the vote and, consistent with our record of stockholder engagement, take them into account in making a determination concerning the frequency of advisory votes on executive compensation.

STAAR’s Board of Directors unanimously recommends a vote for the option of “1 Year” on the frequency of future advisory votes on executive compensation.

42

SECTION  16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act, and the SEC’s rules thereunder, require our directors, executive officers and persons who own more than 10% of our Common Stock to file reports of ownership and changes in ownership of our Common Stock with the SEC and to furnish to us copies of all reports they file. The SEC has established specific dates for these reports and requires STAAR to report in this Proxy Statement any failure by these persons to file or failure to file on a timely basis.

To our knowledge, based solely on a review of the copies of such reports received or written representatives from the reporting persons, we believe that during our 2016 fiscal year our directors, executive officers and persons who beneficially own more that 10% of our Common Stock complied with all Sections of 16(a) filing requirements except for the following filings not made on a timely basis: Statements of Beneficial Ownership of Securities on Form 4 filed by Hans Blickensdoerfer, Stephen Brown, James Francese, Samuel Gesten and Caren Mason on April 1, 2016 reporting equity awards granted to them on March 18, 2016.

ANNUAL REPORT ON FORM 10-K

Our Annual Report on Form 10-K for the fiscal year ended December 30, 2016, which contains our consolidated financial statements of STAAR for that period, accompanies this proxy statement but is not a part of our soliciting materials.

We will provide stockholders, without charge, a copy of our Annual Report on Form 10-K for the fiscal year ended December 30, 2016, if the stockholder submits a written request to STAAR Surgical Company, c/o Office of the Secretary, 1911 Walker Avenue, Monrovia, California 91016. Exhibits to the Form 10-K will be provided on written request of any stockholder, subject to reimbursement of STAAR’s reasonable expenses. Exhibits are available at no charge on the SEC’s website, www.sec.gov. STAAR’s Annual Report on Form 10-K is also available on STAAR’s website at www.staar.com. This website reference is not intended to function as a hyperlink and the information contained on STAAR’s website is not a part of this proxy statement.

By Order of the Board of Directors,

STAAR SURGICAL COMPANY

Samuel Gesten

Vice President, Chief Legal Officer and Secretary

Monrovia, California

May 1, 2017

43

Appendix 1

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

STAAR SURGICAL COMPANY

~~Pursuant to Sections 103 and 245(a) of the Delaware Genera1 Corporation Law (the “DGCL”),~~ STAAR Surgical Company, a corporation duly organized and existing under the laws of the State of Delaware (the “Corporation”), certifies the following:

1. The Corporation was originally incorporated in the State of Delaware on April 3, 1986 under its present name.

2. This Amended and Restated Certificate of Incorporation ~~merely~~ amends, restates and integrates the provisions of the Amended and Restated Certificate of Incorporation of the Corporation, as heretofore amended or supplemented ~~and does not further amend the Certificate of Incorporation.~~ .

3. This Amended and Restated Certificate of Incorporation was duly ~~approved by the Board of Directors~~ adopted in accordance with Section 242 and Section 245 ~~(a)~~ of the General Corporation Law of the ~~DGCL.~~ State of Delaware.

4. The Certificate of Incorporation is hereby amended and restated to read in its entirety as follows:

~~FIRST:~~ ARTICLE 1

Name

The name of the Corporation is STAAR Surgical Company.

~~SECOND:~~ ARTICLE 2

Registered Office

The address of the Corporation’s registered office in the State of Delaware is ~~410 South State Street~~ 2711 Centerville Road, Suite 400 in the ~~city~~ City of ~~Dover~~ Wilmington, County of ~~Kent~~ New Castle, Delaware ~~19901~~ 19808. The name of its registered agent at such address is ~~United Corporate Services, Inc~~ Corporation Service Company.

~~THIRD:~~ ARTICLE 3

Purpose

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware~~.~~ (the “DGCL”).

~~FOURTH:~~

ARTICLE 4

Capital Stock

(a) The Corporation shall be authorized to issue ~~SEVENTY MILLION~~ seventy million (70,000,000) shares of capital stock, which shall be divided into two classes, consisting of ~~SIXTY MILLION~~ sixty million (60,000,000) shares of Common Stock, ~~each of the~~ par value of ~~$.~~ $0.01 per share (“Common Stock”), and ~~TEN MILLION~~ ten million (10,000,000) shares of Preferred Stock, ~~each of the~~ par value ~~of $.~~ $0.01 per share (“Preferred Stock”).

~~(b) The designations and the powers, preferences and rights, and the qualifications or restrictions thereof are as follows:~~

~~Except as otherwise required by statute or provided for by resolution or resolutions of the Board of Directors, as hereinafter set forth, the holders of the Common Stock of the Corporation shall possess the exclusive right to vote for the election of directors and for all other corporate purposes.~~

~~The Preferred Stock shall each be issued from time to time in one or more series, with such distinctive serial designations as shall be stated and expressed in the resolution or resolutions providing for the issue of such shares from time to time adopted by the Board of Directors; and in such resolution or resolutions providing for the issue of shares of each particular series the Board of Directors is expressly authorized to fix the annual rate or rates of dividends for the particular series and the date from which dividends on all shares of such series issued prior to the record date for the first dividend payment dated shall be cumulative; and the redemption price or prices for the particular series; the rights, if any, of holders of the shares of the particular series to convert the same into shares of any other series or class or other securities of the Corporation or of any other corporation, with any provisions for the subsequent adjustment of such conversion rights; and to classify or reclassify any unissued Preferred Stock by fixing or altering from time to time any of the foregoing rights, privileges and qualifications.~~

~~All the Preferred Stock of any one series shall be identical with each other in all respects, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon shall be cumulative; and all Preferred Stock shall be of equal rank, regardless of series, and shall be identical in all respects except as to the particulars fixed by the Board as hereinabove provided or as fixed herein.~~

~~FIFTH: The name and mailing address of the Incorporator is as follows:~~

~~Name~~ 	~~Mailing Address~~
~~Elliot H. Lutzker~~ 	~~Snow, Becker, Kroll, Klaris & Kraus, P.C. 99 Park Avenue 17th Floor New York, New York 10016~~

~~SIXTH:~~ (b) The Board of Directors is hereby authorized, by resolution or resolutions, to provide, out of the authorized and unissued shares of Preferred Stock, for one or more series of Preferred Stock and to fix, without further stockholder approval, the powers (including voting powers), designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations, restrictions thereof, of such series of Preferred Stock and the number of shares of such series, and as may be permitted by the DGCL. The powers, preferences and relative, participating, optional and other special rights of, and the qualifications, limitations or restrictions thereof, of each series of Preferred Stock, if any, may differ from those of any and all other series at any time outstanding.

ARTICLE 5

Bylaws

The Board of Directors is expressly authorized to adopt, amend or repeal the ~~Bylaws~~ bylaws of the Corporation~~.~~ (as the same may be amended and/or restated from time to time, the “Bylaws”).

~~SEVENTH: Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall otherwise provide.~~

~~EIGHTH:~~ ARTICLE 6

Indemnification

The Corporation shall, to the full extent permitted by Section 145 of the ~~Delaware General Corporation Law~~ DGCL, have the power to indemnify all persons whom it may indemnify pursuant thereto.

~~NINTH:~~ ARTICLE 7

Arrangement with Creditors

Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement then the said reorganization shall, if sanctioned by the court to which said application has been made, be binding on all creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on this Corporation.

~~TENTH:~~ ARTICLE 8

Limitation of Director Liability

No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) for the payment of unlawful dividends or unlawful stock repurchases or redemptions under Section 174 of the ~~Delaware General Corporation Law~~ DGCL; or (iv) for any transaction from which the director derived an improper ~~/~~ personal benefit.

~~ELEVENTH:~~ ARTICLE 9

Election of Directors

(a) Subject to the special rights, if any, of the holders of one or more series of Preferred Stock to elect directors, the ~~The Corporation reserves the right to amend, alter, change or repeal any provisions contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by Statute, and all rights conferred upon stockholders herein are granted subject to this reservation.~~

~~TWELFTH:~~

~~(a) The~~ number of directors that shall constitute the entire Board of Directors of this Corporation shall be not less than ~~three (3~~ five (5) nor more than nine (9), ~~subject to~~ and the ~~provisions of this Article TWELFTH. The~~ exact number of such directors shall be fixed, within the foregoing limitations, by the vote of a majority of the entire Board of Directors. ~~The number of directors which constitutes the whole Board of Directors of the Corporation shall be designated in the Bylaws of the Corporation.~~ Directors need not be stockholders. Except as otherwise provided by ~~statute or~~ this Amended and Restated Certificate of Incorporation (as the same may be amended and/or restated from time to time, the “Certificate of Incorporation”), the Bylaws or ~~the Corporation’s Bylaws~~ applicable law, the directors shall be elected at the annual meeting of stockholders~~. Each~~, and each director shall hold office until his or her successor shall have been duly elected and qualified, or until his or her earlier death, ~~or until he shall have resigned, or have been removed~~ resignation, removal or disqualification.

(b) ~~Beginning at~~ Subject to the ~~Annual Meeting of stockholders in 2006,~~ special rights, if any, of the holders of one or more series of Preferred Stock to elect directors, all directors shall be elected by a plurality of votes of the shares that are represented in person or by proxy at the ~~Annual Meeting~~ annual meeting of stockholders in each year and that are entitled to vote on the election of directors. ~~Elected directors shall hold office until the next annual meeting and until their successors shall be duly elected and qualified, provided that~~ Elections of directors ~~in office prior to the 2006 Annual meeting shall continue in office until the expiration of the terms to which they were originally elected. Directors~~ need not be ~~stockholders. If, for any cause, the Board of Directors shall not have been elected at an annual meeting, they may be elected as soon thereafter as convenient at a special meeting of the stockholders called for that purpose in the manner provided in~~ by written ballot unless the Bylaws shall otherwise provide.

~~(c) Any decrease in the number of directors constituting the Board of Directors shall be effective at the time of the next succeeding annual meeting of the stockholders unless there shall be vacancies in the Board of Directors, in which case such decrease may become effective at any time prior~~

ARTICLE 10

Vacancies and Newly Created Directorships

Subject to the ~~next succeeding annual meeting~~ special rights, if any, of the holders of one or more series of Preferred Stock to ~~the extent of the number of such vacancies. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.~~

~~(d) Newly~~ elect directors, newly created directorships resulting from any increase in the number of directors, and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause, shall be filled exclusively by the affirmative vote of a majority of the remaining members of the Board of Directors (and not by stockholders), although less than a quorum, or by a sole remaining director. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

~~(e)~~ ARTICLE 11

Prohibition on Stockholder Action by Consent

Any ~~director may be removed from office only for cause.~~

~~THIRTEENTH: No~~ action required or permitted ~~or required~~ to be taken by stockholders ~~pursuant~~ must be taken at an annual meeting or special meeting of stockholders, and no action required or permitted to ~~the Delaware General Corporation Law~~ be taken by stockholders may be taken by consent or consents in ~~writing~~ in lieu of a meeting of stockholders.

ARTICLE 12.

Amendment of Certificate of Incorporation and Bylaws

The Corporation reserves the right to amend, alter, change or repeal any provisions contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by Statute, and all rights conferred upon stockholders herein are granted subject to this reservation. ~~FOURTEENTH:~~

Notwithstanding anything to the contrary contained in this Certificate of Incorporation or the Corporation’s Bylaws ~~to the contrary~~, but in addition to any vote required by the DGCL or any other provision of this Certificate of Incorporation, Articles ~~Twelfth, Thirteenth~~ 9, 10, 11 and ~~Fourteenth~~ 12 of this Certificate of Incorporation~~, and Section 11 of Article II, Section 2 of Article III, Section 13 of Article III, and Section 14 of Article III of the Bylaws,~~ shall not be altered, amended or repealed, and no ~~provisions~~ provision inconsistent therewith shall be adopted, without the affirmative vote of the holders of at least two-thirds ~~or more~~ in voting power of the outstanding stock of the Corporation entitled to vote thereon.

Notwithstanding anything to the contrary contained in this Certificate of Incorporation or the Bylaws, but in addition to any vote required by any other provision of this Certificate of Incorporation, any provision of the Bylaws or the DGCL, Section 11 of Article II, Section 2 of Article III, and Section 11 of Article III of the Bylaws shall not be altered, amended or repealed by the stockholders, and no provision inconsistent therewith shall be adopted by the stockholders, without the affirmative vote of the holders of at least two-thirds in voting power of the outstanding stock of the Corporation entitled to vote thereon.

IN WITNESS WHEREOF, the undersigned ~~STAAR Surgical Company~~ has caused this Amended and Restated Certificate of Incorporation to be executed by ~~Samuel Gesten,~~ its duly authorized officer, on ~~June 9, 2014~~ this      day of                     , 2017.

STAAR Surgical Company

By:
Name:	Samuel Gesten
Title:	Secretary

Appendix 2

AMENDED AND RESTATED BYLAWS

STAAR Surgical Company

(a Delaware Corporation)

ARTICLE I

Offices

SECTION 1. Registered Office. The registered office of the Corporation within the State of Delaware shall be as set forth in the Corporation’s certificate of incorporation (as the same may be amended and/or restated from time to time, the “Certificate of Incorporation”).

SECTION 2. Other Offices. The Corporation may also have an office or offices other than said registered office at such place or places, either within or without the State of Delaware, as the Board of Directors shall from time to time determine or the business of the Corporation may require.

ARTICLE II

Meetings of Stockholders

SECTION 1. Place of Meetings. All meetings of stockholders for the election of directors or for any other purpose shall be held at any such place, if any, either within or without the State of Delaware, as shall be designated from time to time by the Board of Directors and stated in the notice of meeting. The Board of Directors may, in its sole discretion, determine that a meeting shall not be held at any place, but may instead be held solely by means of remote communication in accordance with Section 13 of this Article II and Section 211(a) of the General Corporation Law of the State of Delaware (the “Delaware General Corporation Law”).

SECTION 2. Annual Meeting. An annual meeting of stockholders shall be held on such date and at such time as shall be designated from time to time by the Board of Directors and stated in the notice of meeting. At such annual meeting, the stockholders shall elect directors and transact such other business as may properly be brought before the meeting. The Board of Directors may postpone, reschedule or cancel any annual meeting of stockholders previously scheduled by the Board of Directors.

SECTION 3. Special Meetings.

(a) Special meetings of the stockholders of the Corporation (i) may be called, for any purpose or purposes, by or at the direction of the Board of Directors, the Chairman of the Board, if one shall have been elected, or the President and (ii) subject to and in compliance with the following provisions of this Section 3, shall be called by the Secretary upon the written request of one or more Proposing Persons having Net Long Beneficial Ownership of at least thirty-five percent (35%) of the outstanding common stock of the Corporation (the “Requisite Percentage”).

(b) In order for a special meeting of stockholders to be validly called pursuant to Section 3(a)(ii) of this Article II (a “Stockholder Requested Special Meeting”), one or more requests for a special meeting (each, a “Special Meeting Request,” and collectively, the “Special Meeting Requests”) in a proper form must be signed by one or more Proposing Persons having, in the aggregate, the Requisite Percentage of the outstanding common stock and must be delivered to the Secretary at the principal executive offices of the Corporation by registered mail, return receipt requested in accordance with this Section 3(b). In determining whether a Stockholder Requested Special Meeting has been validly called, multiple Special Meeting Requests delivered to the Secretary will be considered together only if each Special Meeting Request identifies the same purpose or purposes of the Stockholder Requested Special Meeting and the same matters proposed to be acted on at such meeting (in each case as determined in good faith by the Board of Directors), and such Special Meeting Requests have been dated and delivered to the Secretary within sixty (60) days of the earliest dated Special Meeting Request. In determining whether two or more Special Meeting Requests should be considered together (and therefore aggregated for purposes of determining whether the Requisite Percentage has been reached), Special Meeting Requests calling for the removal of one or more members of the Board of Directors shall be considered together if the director or directors proposed to be so removed are identified in such Special Meeting Requests. To be in proper form, each Special Meeting Request shall (i) set forth the name and address, as they appear on the Corporation’s books (or in the case of beneficial holders, as they appear on satisfactory proof provided thereof), of each Proposing Person, (ii) bear the date of signature of each Proposing Person signing the Special Meeting Request, and (iii) include (x) a statement of the specific purpose or purposes of the meeting, the matter or matters proposed to be acted on at the special meeting and the reasons for conducting such business at the special meeting, (y) the text of any proposal or business to be considered at the special meeting (including the text of any resolutions proposed to be considered and, in the event that such business includes a proposal to amend these Bylaws, the language of the proposed amendment), and (z) such other information and representations, to the extent applicable, regarding the Proposing Person and the matters proposed to be acted on at the special meeting that would be required to be set forth in a stockholder’s notice delivered pursuant to Section 12 hereof. Any Proposing Person may revoke his, her or its Special Meeting Request at any time by written revocation delivered to the Secretary at the principal executive offices of the Corporation.

(c) The Secretary shall not be required to call a special meeting pursuant to a Special Meeting Request if (i) the Special Meeting Request relates to an item of business that is not a proper subject for stockholder action under applicable law; (ii) the Special Meeting Request is received by the Corporation during the period commencing sixty (60) days prior to the first anniversary of the date of the immediately preceding annual meeting and ending immediately following the final adjournment of the next annual meeting; (iii) an identical or substantially similar item (a “Similar Item”) was presented at any meeting of stockholders held within one hundred eighty 180 days prior to receipt by the Corporation of such Special Meeting Request; (iv) a Similar Item is already included in the Corporation’s notice as an item of business to be brought before a meeting of the stockholders that has been called but not yet held; or (v) such Special Meeting Request was made in a manner that involved a violation of Regulation 14A under the Exchange Act (as hereinafter defined), or other applicable law. In addition, if a Stockholder Requested Special Meeting is validly called in compliance with this Section 3, the Board of Directors may (in lieu of calling the Stockholder Requested Special Meeting) present a Similar Item or Similar Items for stockholder approval at any other meeting of stockholders that is held within 120 days after the Corporation receives Special Meeting Requests sufficient to call a Stockholder Requested Special Meeting in compliance with this Section 3; and, in such case, the Secretary shall not be required to call the Stockholder Requested Special Meeting. For the avoidance of doubt, one or more Special Meeting Requests calling for the removal of one or more members of the Board of Directors shall not be considered a Similar Item unless such Request or Requests call for the removal of a member of the Board of Directors who received a greater number of votes “for” such election than votes “withheld” from such election at the immediately prior annual meeting.

(d) Any special meeting of stockholders, including any Stockholder Requested Special Meeting, shall be held in the contiguous United States at such date and time as may be fixed by the Board of Directors in accordance with these Bylaws and in compliance with applicable law; provided that a Stockholder Requested Special Meeting shall be held within ninety (90) days after the Corporation receives one or more valid Special Meeting Requests in compliance with this Section 3 from Proposing Persons having Net Long Beneficial Ownership of the Requisite Percentage; provided, further, that the Board of Directors shall have the discretion to (x) call an annual or special meeting of stockholders (in lieu of calling the Stockholder Requested Special Meeting) in accordance with the last sentence of Section 3(c) of this Article II or (y) cancel any Stockholder Requested Special Meeting that has been called but not yet held for any of the reasons set forth in Section 3(c) of this Article II.

(e) Business transacted at any Stockholder Requested Special Meeting shall be limited to the purpose(s) stated in the valid Special Meeting Request(s). A Proposing Person who submitted a Special Meeting Request (or qualified representative thereof, as described in Article II, Section 12(c)(i) below) shall be required to appear (in person or electronically, including via a pre-recorded video presentation) at the Stockholder Requested Special Meeting and present to stockholders the matters that were specified in the Special Meeting Request and included in the notice of the meeting. If no such Proposing Person or qualified representative appears (in person or electronically, including via a pre-recorded video presentation) at the Stockholder Requested Special Meeting to present such matters to stockholders, the Corporation need not present such matters for a vote at such meeting.

(f) Definitions.

(1) “Net Long Beneficial Ownership” shall mean those shares of common stock of the Corporation as to which the Proposing Person possesses (a) the sole power to vote or direct the voting, (b) the sole economic incidents of ownership (including the sole right to profits and the sole risk of loss), and (c) the sole power to dispose of or direct the disposition; provided that the number of shares calculated in accordance with the preceding clauses (a), (b) and (c) shall not include any securities that, directly or indirectly, underlie any “derivative security” (as such term is defined in Rule 16a-1(c) under the Exchange Act) that constitutes a “call equivalent position” (as such term is defined in Rule 16a-1(b) under the Exchange Act) and that is, directly or indirectly, held or maintained by a Proposing Person with respect to any shares of any class or series of stock of the Corporation.

(2) “Proposing Person” shall mean the holder of record of common stock submitting a Special Meeting Request and the beneficial owner of common stock, if any, on whose behalf such Special Meeting Request is made; provided that, with respect to the informational requirements of clause (iii) of the penultimate sentence of Section 3(b) of this Article II, if the record holder of such common stock is acting solely as a nominee of the beneficial owner thereof and is making the Special Meeting Request solely on behalf of and at the direction of such beneficial owner, “Proposing Person” shall mean only such beneficial owner.

SECTION 4. Notice of Meetings. Except as otherwise expressly required by statute or the Certificate of Incorporation, written notice of each annual and special meeting of stockholders stating the date, place, if any, and time of the meeting, the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be given to each stockholder of record entitled to vote thereat not less than ten (10) or more than sixty (60) days before the date of the meeting. Notice shall be given personally or by mail, and, if by mail, shall be sent in a postage prepaid envelope, addressed to the stockholder at his address as it appears on the records of the Corporation. Notice by mail shall be deemed given at the time when the same shall be deposited in the United States mail, postage prepaid. Without limiting the manner by which notice otherwise may effectively be given to stockholders, any notice to the stockholders may be given by electronic transmission in the manner provided in Section 232 of the Delaware General Corporation Law. Attendance at any meeting of stockholders (in person or by remote communication) shall constitute a waiver of notice of such meeting, except when such person attends the meeting in person or by proxy for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. A written waiver of notice, signed by the stockholder entitled to notice, or a waiver by electronic transmission by the stockholder entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Neither the business to be transacted at, nor the purpose of, an annual or special meeting of stockholders need be specified in any written waiver of notice.

SECTION 5. List of Stockholders. The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least ten (10) days before each meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, showing the address of and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of at least ten (10) days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting or (ii) during ordinary business hours, at the principal place of business of the Corporation. If the meeting is to be held at a place, then a list of stockholders entitled to vote at the meeting shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.

SECTION 6. Quorum, Adjournments. The holders of a majority of the voting power of the issued and outstanding stock of the Corporation entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meeting of stockholders, except as otherwise provided by statute or by the Certificate of Incorporation. If, however, such quorum shall not be present or represented by proxy at any meeting of stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented by proxy. Any meeting of stockholders may be adjourned or recessed by the chairman of the meeting to reconvene at the same or some other place. At such adjourned meeting at which a quorum shall be present or represented by proxy, any business may be transacted which might have been transacted at the meeting as originally called. If the time and place, if any, of the adjourned meeting are announced at the meeting at which the adjournment is taken, notice of the adjourned meeting need not be given; provided that, if the adjournment is for more than thirty (30) days, or, if after the adjournment a new record date is set, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

SECTION 7. Organization. At each meeting of stockholders, the Chairman of the Board, if one shall have been elected, or in his or her absence or if one shall not have been elected, the President, or in his or her absence, a person designated by the Board of Directors, shall act as chairman of the meeting and shall preside at all meetings of stockholders. The Secretary, or in his or her absence or inability to act, the person whom the chairman of the meeting shall appoint as secretary of the meeting, shall act as secretary of the meeting and keep the minutes thereof.

SECTION 8. Order of Business. The order of business at all meetings of stockholders shall be as determined by the chairman of the meeting.

SECTION 9. Voting; Proxies. Except as otherwise provided by statute or the Certificate of Incorporation, each stockholder of the Corporation shall be entitled at each meeting of stockholders to one (1) vote for each share of capital stock of the Corporation standing in his, her or its name on the record of stockholders of the Corporation:

(a) on the date fixed pursuant to the provisions of Section 6 of Article V of these Bylaws as the record date for the determination of the stockholders who shall be entitled to notice of and to vote at such meeting; or

(b) if no such record date shall have been so fixed, then at the close of business on the date next preceding the day on which notice thereof shall be given.

Each stockholder entitled to vote at any meeting of stockholders may authorize another person or persons to act for such stockholder by proxy, but no proxy shall be voted after three (3) years from its date, unless the proxy provides for a longer period. Any such proxy shall be authorized by an instrument in writing or by any other manner permitted by applicable law. When a quorum is present at any meeting, the vote of the holders of a majority of the voting power of the issued and outstanding shares of stock of the Corporation entitled to vote thereon, present in person or represented by proxy, shall decide any question brought before such meeting, unless the question is one upon which by express provision of statute, of the rules or regulations of any stock exchange applicable to the Corporation, of any regulation applicable to the Corporation or its securities, of the Certificate of Incorporation or of these ~~By-Laws~~ Bylaws, a different vote is required, in which case such express provision shall govern and control the decision of such question. ~~Unless required by statute, or determined by the chairman of the meeting to be advisable, the vote on any question (including the election of directors) need not be by ballot. On a vote by ballot, each ballot shall be signed by the stockholder voting, or by his proxy, if there be such proxy, and shall state the number of shares voted.~~

SECTION 10. Inspectors. The Board of Directors may (and, if required by law, shall), in advance of any meeting of stockholders, appoint one (1) or more persons to act as inspector of elections at such meeting or any adjournment thereof. If any of the inspectors so appointed shall fail to appear, the chairman of the meeting shall, or if inspectors shall not have been appointed, the chairman of the meeting may, appoint one (1) or more inspectors. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his ability. The inspectors shall determine the number of shares of capital stock of the Corporation outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the results, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the chairman of the meeting, the inspectors shall make a report in writing of any challenge, request or matter determined by them and shall execute a certificate of any fact found by them. No director or candidate for the office of director shall act as an inspector of an election of directors. Inspectors need not be stockholders.

SECTION 11. No Action by Consent. ~~No~~ Except as otherwise provided by the Certificate of Incorporation, any action required or permitted ~~or required~~ to be taken by stockholders ~~pursuant~~ shall be taken at an annual or special meeting of stockholders, and no action required or permitted to ~~the Delaware General Corporation Law~~ be taken by stockholders may be taken by consent or consents in ~~writing~~ lieu of a meeting of stockholders.

SECTION 12. Notice of Stockholder Business and Nominations. For each annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of other business to be considered by the stockholders shall be subject to, and may only be made in compliance with, the provisions of paragraph (A) of this Section 12.

(a) Annual Meetings of Stockholders.

(i) Nominations of persons for election to the Board of Directors and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders only (1) pursuant to the Corporation’s notice of meeting (or any supplement thereto) delivered pursuant to Section 4 of Article II of these Bylaws, (2) by or at the direction of the Board of Directors or any authorized committee thereof or (3) by any stockholder of the Corporation who is entitled to vote at the meeting, who complied with the notice procedures set forth in paragraphs (a)(ii) and (a)(iii) of this Section 12 and who was a stockholder of record at the time such notice is delivered to the Secretary of the Corporation.

(ii) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (3) of paragraph (a)(i) of this Section 12, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation, and, in the case of business other than nominations of persons for election to the Board of Directors, such other business must constitute a proper matter for stockholder action. To be timely, a stockholder’s notice shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not less than ninety (90) days nor more than one hundred and twenty (120) days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than thirty (30) days, or delayed by more than seventy (70) days, from the anniversary date of the previous year’s meeting, or if no annual meeting was held in the preceding year, notice by the stockholder to be timely must be so delivered not earlier than one hundred twenty (120) days prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. Public announcement of an adjournment or postponement of an annual meeting shall not commence a new time period (or extend any time period) for the giving of a stockholder’s notice. Notwithstanding anything in this Section 12(a)(ii) to the contrary, if the number of directors to be elected to the Board of Directors of the Corporation at an annual meeting is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased board of directors at least one hundred (100) calendar days prior to the first anniversary of the prior year’s annual meeting of stockholders, then a stockholder’s notice required by this Section 12 shall be considered timely, but only with respect to nominees for any new positions created by such increase, if it is received by the Secretary of the Corporation not later than the close of business on the tenth (10th) calendar day following the day on which such public announcement is first made by the Corporation.

(iii) Such stockholder’s notice shall set forth (1) as to each person whom the stockholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”), including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (2) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and, in the event that such business includes a proposal to amend these Bylaws of the Corporation, the language of the proposed amendment), the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; (3) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (A) the name and address of such stockholder, as they appear on the Corporation’s books and records, and of such beneficial owner, (B) the class or series and number of shares of capital stock of the Corporation which are owned, directly or indirectly, beneficially and of record by such stockholder and such beneficial owner, (C) a representation that the stockholder is a holder of record of the stock of the Corporation at the time of the giving of the notice, will be entitled to vote at such meeting and will appear in person or by proxy at the meeting to propose such business or nomination, (D) a representation whether the stockholder or the beneficial owner, if any, will be or is part of a group which will (i) deliver a proxy statement and/or form of proxy to holders of at least the percentage of the voting power of the Corporation’s outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (ii) otherwise to solicit proxies or votes from stockholders in support of such proposal or nomination, (E) a certification regarding whether such stockholder and beneficial owner, if any, have complied with all applicable federal, state and other legal requirements in connection with the stockholder’s and/or beneficial owner’s acquisition of shares of capital stock or other securities of the Corporation and/or the stockholder’s and/or beneficial owner’s acts or omissions as a stockholder of the Corporation and (F) any other information relating to such stockholder and beneficial owner, if any, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in an election contest pursuant to and in accordance with Section 14(a) of the Exchange Act; (4) a description of any agreement, arrangement or understanding with respect to the nomination or proposal and/or the voting of shares of any class or series of stock of the Corporation between or among the stockholder giving the notice, the beneficial owner, if any, on whose behalf the nomination or proposal is made, any of their respective affiliates or associates and/or any others acting in concert with any of the foregoing (collectively, “proponent persons”); and (5) a description of any agreement, arrangement or understanding (including without limitation any contract to purchase or sell, acquisition or grant of any option, right or warrant to purchase or sell, swap or other instrument) to which any proponent person is a party, the intent or effect of which may be (A) to transfer to or from any proponent person, in whole or in part, any of the economic consequences of ownership of any security of the Corporation, (B) to increase or decrease the voting power of any proponent person with respect to shares of any class or series of stock of the Corporation and/or (C) to provide any proponent person, directly or indirectly, with the opportunity to profit or share in any profit derived from, or to otherwise benefit economically from, any increase or decrease in the value of any security of the Corporation. A stockholder providing notice of a proposed nomination for election to the Board of Directors or other business proposed to be brought before a meeting (whether given pursuant to this paragraph (a)(iii) or paragraph (b) of this Section 12 of these Bylaws) shall update and supplement such notice from time to time to the extent necessary so that the information provided or required to be provided in such notice shall be true and correct (1) as of the record date for determining the stockholders entitled to notice of the meeting and (2) as of the date that is fifteen (15) days prior to the meeting or any adjournment or postponement thereof, provided that if the record date for determining the stockholders entitled to vote at the meeting is less than fifteen (15) days prior to the meeting or any adjournment or postponement thereof, the information shall be supplemented and updated as of such later date. Any such update and supplement shall be delivered in writing to the Secretary of the Corporation at the principal executive offices of the Corporation not later than five (5) days after the record date for determining the stockholders entitled to notice of the meeting (in the case of any update and supplement required to be made as of the record date for determining the stockholders entitled to notice of the meeting), not later than ten (10) days prior to the date for the meeting or any adjournment or postponement thereof (in the case of any update or supplement required to be made as of fifteen (15) days prior to the meeting or adjournment or postponement thereof) and not later than five (5) days after the record date for determining the stockholders entitled to vote at the meeting, but no later than the date prior to the meeting or any adjournment or postponement thereof (in the case of any update and supplement required to be made as of a date less than fifteen (15) days prior the date of the meeting or any adjournment or postponement thereof). The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Corporation and to determine the independence of such director under the Exchange Act and applicable stock exchange rules.

(b) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. The proposal by stockholders of any business to be conducted at a special meeting of stockholders may be made only pursuant to and in compliance with Section 3 of Article II of these Bylaws.

(c) General.

(i) Only such persons who are nominated in accordance with the procedures set forth in this Section 12 shall be eligible to serve as directors and only such business shall be conducted at an annual or special meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 12. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, the chairman of the meeting shall, in addition to making any other determination that may be appropriate for the conduct of the meeting, have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in these Bylaws and, if any proposed nomination or business is not in compliance with these Bylaws, to declare that such defective proposal or nomination shall be disregarded. The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the chairman of the meeting. The Board of Directors may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairman of the meeting shall have the right and authority to convene and (for any or no reason) to recess and/or adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Notwithstanding the foregoing provisions of this Section 12, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of these Bylaws, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.

(ii) Whenever used in these Bylaws, “public announcement” shall mean disclosure (1) in a press release released by the Corporation, provided such press release is released by the Corporation following its customary procedures, is reported by the Dow Jones News Service, Associated Press or comparable national news service, or is generally available on internet news sites, or (2) in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to the Exchange Act.

(iii) Notwithstanding the foregoing provisions of this Section 12, a stockholder shall also comply with all applicable requirements of the Exchange Act with respect to the matters set forth in this Section 12; provided, however, that, to the fullest extent permitted by law, any references in these Bylaws to the Exchange Act are not intended to and shall not limit any requirements applicable to nominations or proposals as to any other business to be considered pursuant to these Bylaws (including paragraphs (a)(i)(3) and (b) hereof), and compliance with paragraphs (a)(i)(3) and (b) of this Section 12 of these Bylaws shall be the exclusive means for a stockholder to make nominations or submit other business. Nothing in these Bylaws shall be deemed to affect any special rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect additional directors upon the occurrence of a specified event or events.

SECTION 13. Remote Communication. If authorized by the Board of Directors in its sole discretion, and subject to such guidelines and procedures as the Board of Directors may adopt, stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communication:

(a) participate in a meeting of stockholders; and

(b) be deemed present in person and vote at a meeting of stockholders whether such meeting is to be held at a designated place or solely by means of remote communication; provided that:

(i) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder;

(ii) the Corporation shall implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings; and

(iii) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.

ARTICLE III

Board of Directors

SECTION 1. General Powers. Except as otherwise provided by the Delaware General Corporation Law or the Certificate of Incorporation, the business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

SECTION 2. Number, Qualifications, Election and Term of Office.

(a) The number of directors that shall constitute the entire Board of Directors of this Corporation shall consist of a number ~~within~~ established in accordance with the ~~limits set forth in Article TWELFTH of the Corporation’s~~ Certificate of Incorporation ~~(not less than three (3) nor more than nine (9) persons). The exact number of directors shall be fixed, within the forgoing limitations, by the vote of a majority of the entire Board of Directors.~~. Directors need not be stockholders. Except as otherwise provided by statute ~~or this Corporation’s~~, the Certificate of Incorporation or these Bylaws, ~~the~~ directors shall be elected at the annual meeting of stockholders. Each director shall hold office until his or her successor shall have been duly elected and qualified, or until his ~~death, or until he shall have resigned, or have been removed, as hereinafter provided in these Bylaws~~ or her earlier death, resignation, removal or disqualification.

(b) ~~Beginning at~~ Except as otherwise provided by the ~~Annual Meeting~~ Certificate of ~~stockholders in 2006~~ Incorporation, directors shall be elected by a plurality of votes of the shares that are represented in person or by proxy at the ~~Annual Meeting~~ annual meeting of stockholders in each year and that are entitled to vote on the election of directors, subject to Article III, Section 10 of these Bylaws. ~~Elected directors shall hold office until the next annual meeting and until their successors shall be duly elected and qualified, provided that directors in office prior to the 2006 Annual meeting shall continue in office until the expiration of the terms to which they were originally elected. Directors need not be stockholders. If, for any cause, the Board of Directors shall not have been elected at an annual meeting, they may be elected as soon thereafter as convenient at a special meeting of the stockholders called for that purpose in the manner provided in these Bylaws.~~

~~(c) Any decrease in the number of directors constituting the Board of Directors shall be effective at the time of the next succeeding annual meeting of the stockholders unless there shall be vacancies in the board of Directors, in which case such decrease may become effective at any time prior to the next succeeding annual meeting to the extent of the number of such vacancies.~~

(c) No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

SECTION 3. Place of Meeting. Meetings of the Board of Directors shall be held at such place or places, within or without the State of Delaware, as the Board of Directors may from time to time determine or as shall be specified in the notice of any such meeting.

SECTION 4. ~~[RESERVED].~~

~~SECTION 5. [RESERVED].~~

~~SECTION 6.~~ Annual Meeting. The Board of Directors shall meet for the purpose of organization, the election of officers and the transaction of other business as soon as practicable after each annual meeting of stockholders. Notice of the annual meeting of the Board of Directors need not be given except as otherwise required by statute or these Bylaws.

SECTION ~~7~~ 5. Regular Meetings. Regular meetings of the Board of Directors shall be held at such time and place as the Board of Directors may from time to time determine. If any day fixed for a regular meeting shall be a legal holiday at the place where the meeting is to be held, then the meeting which would otherwise be held on that day shall be held at the same hour on the next succeeding business day. Notice of regular meetings of the Board of Directors need not be given except as otherwise required by statute or these Bylaws.

SECTION ~~8~~ 6. Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board, if one shall have been elected, or by two or more directors of the Corporation or by the President.

SECTION ~~9~~ 7. Notice of Meetings. Notice of each special meeting of the Board of Directors (and of each regular meeting for which notice shall be required) shall be given by the Secretary as hereinafter provided in this Section ~~9~~ 7, in which notice shall be stated the date, time and place of the meeting. Except as otherwise required by these Bylaws, such notice need not state the purpose of such meeting and, unless otherwise indicated in the notice thereof, any and all business may be transacted at a special meeting. Notice of each such meeting shall be mailed, postage prepaid, to each director, addressed to him at his residence or usual place of business, by first-class mail, at least two (2) days before the day on which such meeting is to be held, or shall be sent by ~~telegraph, cable, telex,~~ telecopier or other means of electronic transmission~~,~~ at least twenty-four (24) hours before the time at which such meeting is to be held. Attendance at a meeting of the Board of Directors shall constitute a waiver of notice of such meeting, except when a director shall attend for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. A written waiver of notice, signed by the director entitled to notice, or a waiver by electronic transmission by the director entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice.

SECTION ~~10~~ 8. Quorum and Manner of Acting. ~~A~~ Except as otherwise provided by the Certificate of Incorporation or required by applicable law, a majority of the entire Board of Directors shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, and~~, except as otherwise expressly required by statute or the Certificate of Incorporation or these Bylaws,~~ the act of a majority of the directors present ~~thereat~~ at a meeting at which a quorum is present shall constitute the act of the Board of Directors. If a quorum shall not be present at any meeting of the Board of Directors, a majority of the directors present thereat may adjourn such meeting from time to time to another time and place. Notice of the time and place of any such adjourned meeting shall be given to the directors unless such time and place were announced at the meeting at which the adjournment was taken, in which case such notice shall only be given to the directors who were not present thereat. At any adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called. The directors, as such, shall act only as a Board or a duly constituted committee thereof.

SECTION ~~11~~ 9. Organization. At each meeting of the Board of Directors, the Chairman of the Board, if one shall have been elected, or, in the absence of the Chairman of the Board or if one shall not have been elected, the President (or, in his or her absence, another director chosen by a majority of the directors present) shall act as chairman of the meeting and preside thereat. The Secretary, or, in his or her absence, any person appointed by the Chairman shall act as secretary of the meeting and keep the minutes thereof.

SECTION ~~12~~ 10. Resignations. Any director of the Corporation may resign at any time by giving notice of his or her resignation in writing or by electronic transmission to the Corporation. A resignation shall be effective when the resignation is delivered unless the resignation specifies a later effective date or an effective date determined upon the happening of an event or events. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Except in the case of a contested election, any director nominee who receives a greater number of votes “withheld” from his or her election than votes “for” such election shall promptly tender his or her resignation to the Board of Directors following certification of the election results. (For purposes of this Section ~~12~~ 10, an election is a “contested election” if, as of the tenth ( ~~10 th~~ 10th ) day preceding the date the Corporation first mails its notice of meeting for such meeting to the stockholders of the Corporation, the number of nominees for election as directors at such meeting exceeds the number of directors to be elected at such meeting.) Within 60 days following the certification of the election results, the Board of Directors (excluding the director in question) will decide, through a process managed by the Nominating and Governance Committee of the Board of Directors, whether to accept the resignation. Absent a compelling reason for the director to remain on the Board of Directors, the Board of Directors shall accept the resignation. The Board of Directors will promptly disclose its decision to accept or reject the tendered resignation, which disclosure shall include, if the tendered resignation is rejected, a summary of the reasons underlying the decision of the Board of Directors to reject the tendered resignation. For purposes of this Section ~~12~~ 10, a “compelling reason” could include, without limitation, a situation in which a director nominee was the target of a “vote no” campaign on an illegitimate basis, such as racial discrimination, or the resignation would cause the Corporation to be in violation of its organizational documents or regulatory requirements.

SECTION ~~13~~ 11. Vacancies. Newly created directorships resulting from any increase in the number of directors, and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled exclusively by the affirmative vote of a majority of the remaining members of the Board of Directors (and not by stockholders), although less than a quorum, or by a sole remaining director. Each director so elected shall hold office until his successor shall have been elected and qualified, or until his death, or until he shall have resigned, or have been removed, as provided in this Corporation’s Certificate of Incorporation or as herein provided in these Bylaws.

~~SECTION 14. Removal of Directors. Except as otherwise provided by statute, any director may be removed only for cause.~~

~~SECTION 15. [RESERVED].~~

~~SECTION 16.~~

SECTION 12. Committees. The Board of Directors may, by resolution passed by a majority of the entire Board of Directors, designate one (1) or more committees, including any executive committee, each committee to consist of one (1) or more of the directors of the Corporation. The Board of Directors may designate one (1) or more directors as alternate members of any committee, who may replace any absent member at any meeting of the committee. Except to the extent restricted by statute or the Certificate of Incorporation, each such committee, to the extent provided in the resolution creating it, shall have and may exercise the full power and authority of the Board of Directors. Each such committee shall serve at the pleasure of the Board of Directors and have such name as may be determined from time to time by resolution adopted by the Board of Directors. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors.

SECTION ~~17~~ 13. Action by Consent. Unless restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting if all members of the Board of Directors or such committee, as the case may be, consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of the proceedings of the Board of Directors or such committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

SECTION ~~18~~ 14. Telephonic Meeting. Unless restricted by the Certificate of Incorporation or these Bylaws, members of the Board of Directors, or any committee thereof, may participate in a meeting of the Board of Directors or such committee by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section ~~18~~ 14 shall constitute presence in person at the meeting.

ARTICLE IV

Officers

SECTION 1. Number and Qualifications. The officers of the Corporation shall be elected by the Board of Directors and shall include the President, one (1) or more Vice-Presidents, the Secretary, the Treasurer, the Chairman of the Board of Directors, and the Vice-Chairman of the Board of Directors. If the Board of Directors wishes it may also elect other officers (including one (1) or more Assistant Treasurers and one (1) or more Assistant Secretaries), as may be necessary or desirable for the business of the Corporation. Each officer shall hold office until the first meeting of the Board of Directors following the next annual meeting of stockholders, and until his or her successor shall have been elected and shall have qualified, or until his or her death, or until he or she shall have resigned or have been removed, as hereinafter provided in these Bylaws.

SECTION 2. Resignations. Any officer of the Corporation may resign at any time by giving written notice of his or her resignation to the Board of Directors or the Chairman of the Board or the President or the Secretary. Any such resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt. Unless otherwise specified therein, the acceptance of any such resignation shall not be necessary to make it effective.

SECTION 3. Removal. Any officer of the Corporation may be removed, either with or without cause, at any time, by the Board of Directors at any meeting thereof.

SECTION 4. Chairman of the Board. The Chairman of the Board, if one shall have been elected, shall be a member of the Board, an officer of the Corporation and, if present, shall preside at each meeting of the Board of Directors or the stockholders. He or she shall advise and counsel with the President and shall perform such other duties as may from time to time be assigned to him or her by the Board of Directors.

SECTION 5. The President. The President shall be the Chief Executive Officer of the Corporation. He or she shall, in the absence of the Chairman of the Board or if a Chairman of the Board shall not have been elected, preside at each meeting of the Board of Directors or the stockholders. He or she shall perform all duties incident to the office of President and Chief Executive Officer and such other duties as may from time to time be assigned to him or her by the Board of Directors.

SECTION 6. Vice-Presidents. Each Vice President shall perform all such duties as from time to time may be assigned to him or her by the Board of Directors or the President. At the request of the President or in his or her absence or in the event of his or her inability or refusal to act, the Vice-President, or if there shall be more than one (1), the Vice-Presidents in the order determined by the Board of Directors (or if there be no such determination, then the Vice Presidents in the order of their election), shall perform the duties of the President, and, when so acting, shall have the powers of and be subject to the restrictions placed upon the President in respect of the performance of such duties.

SECTION 7. Treasurer. The Treasurer shall:

(a) have charge and custody of, and be responsible for, all the funds and securities of the Corporation;

(b) keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation;

(c) deposit all moneys and other valuables to the credit of the Corporation in such depositories as may be designated by the Board of Directors or pursuant to its direction;

(d) receive, and give receipts for, moneys due and payable to the Corporation from any source whatsoever;

(e) disburse the funds of the Corporation and supervise the investments of its funds, taking proper vouchers therefor;

(f) render to the Board of Directors, whenever the Board of Directors may require, an account of the financial condition of the Corporation; and

(g) in general, perform all duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him or her by the Board of Directors.

SECTION 8. Secretary. Secretary shall

(a) keep or cause to be kept in one (1) or more books provided for the purpose, the minutes of all meetings of the Board of Directors, the committees of the Board of Directors and the stockholders;

(b) see that all notices are duly given in accordance with the provisions of these Bylaws and as required by law;

(c) be custodian of the records and the seal of the Corporation and affix and attest the seal to all certificates for shares of the Corporation (unless the seal of the Corporation on such certificates shall be a facsimile, as hereinafter provided) and affix and attest the seal to all other documents to be executed on behalf of the Corporation under its seal;

(d) see that the books, reports, statements, certificates and other documents and records required by law to be kept and filed are properly kept and filed; and

(e) in general, perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him or her by the Board of Directors.

SECTION 9. The Assistant Treasurer. The Assistant Treasurer, or if there shall be more than one (1), the Assistant Treasurers in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election), shall, in the absence of the Treasurer or in the event of his or her inability or refusal to act, perform the duties and exercise the powers of the Treasurer and shall perform such other duties as from time to time may be assigned by the Board of Directors.

SECTION 10. The Assistant Secretary. The Assistant Secretary, or if there shall be more than one (1), the Assistant Secretaries in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election), shall, in the absence of the Secretary or in the event of his or her inability or refusal to act, perform the duties and exercise the powers of the Secretary and shall perform such other duties as from time to time may be assigned by the Board of Directors.

SECTION 11. Officers’ Bonds or Other Security. If required by the Board of Directors, any officer of the Corporation shall give a bond or other security for the faithful performance of his or her duties, in such amount and with such surety or sureties as the Board of Directors may require.

SECTION 12. Compensation. The compensation of the officers of the Corporation for their services as such officers shall be fixed from time to time by the Board of Directors.

ARTICLE V

Shares, etc.

SECTION 1. Share Certificates. The shares of stock of the Corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of the Corporation’s stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Every holder of stock represented by a certificate shall be entitled to have a certificate signed by, or in the name of the Corporation by any two authorized officers of the Corporation representing the number of shares registered in certificated form. Each of the Chairman of the Board ~~or~~, the President ~~or a~~, any Vice-President ~~and by~~, the Secretary, ~~an~~ any Assistant Secretary, the Treasurer or ~~an~~ any Assistant Treasurer ~~representing the number of shares registered in certificated form.~~, along with any other officer of the Corporation expressly delegated such authority by the Board, shall be authorized to sign such certificates. Any or all of the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue. When the Corporation is authorized to issue shares of more than one (1) class of stock there shall be set forth upon the face or back of the certificate, or the certificate shall have a statement that the Corporation will furnish to any shareholder, upon request and without charge, a full statement of the powers, designations, preferences, and relative, participating, optional or other special rights of each class of stock or series thereof, and the qualifications, limitations or restrictions of such preferences and/or rights and/or limitations of each such series so far as the same have been fixed and the authority of the Board of Directors to designate and fix the relative rights, preferences and limitations of other series. In the case of uncertificated shares, such statement shall be included in a notice provided in accordance with applicable law.

SECTION 2. Books of Account and Record of Stockholders. There shall be kept correct and complete books and records of account of all the business and transactions of the Corporation. There shall also be kept, at the principal office of the Corporation, or such other office as determined by the Corporation, a record containing the names and addresses of all stockholders of the Corporation, the number of shares (and class or series thereof) held by each, and the dates when they became the holders of record thereof.

SECTION 3. Transfers of Shares. Transfers of shares of the Corporation shall be made on the records of the Corporation only upon authorization by the registered holder thereof, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary or with a transfer agent, and on surrender of the certificate or certificates for such shares properly endorsed or accompanied by a duly executed stock transfer power and the payment of all taxes thereon (or, in the case of uncertificated shares, upon surrender thereof in accordance with applicable law and procedures governing the transfer thereof). The person in whose name shares shall stand on the record of stockholders of the Corporation shall be deemed the owner thereof for all purposes as regards the Corporation. Whenever any transfer of shares shall be made for collateral security and not absolutely and written notice thereof shall be given to the Secretary or to a transfer agent, such fact shall be noted on the records of the Corporation.

SECTION 4. Transfer Agents and Registrars. The Board of Directors may appoint, or authorize any officer or officers to appoint, one (1) or more transfer agents and one (1) or more registrars and may require all certificates for shares of stock to bear the signature of any of them.

SECTION 5. Regulations. The Board of Directors may make such additional rules and regulations, not inconsistent with these Bylaws, as it may deem expedient concerning the issue, transfer and registration or certificates for shares of the Corporation or for uncertificated shares.

SECTION 6. Fixing of Record Date. In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which record date shall not more than sixty (60) nor less than ten (10) days before the date then fixed for the holding of any meeting of stockholders, as the time as of which the stockholders entitled to notice of and to vote at such meeting, shall be determined, and all persons who were stockholders of record of voting shares at such time, and no others, shall be entitled to notice of and to vote at such meeting. In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall not more than sixty (60) days prior to such action, as the record date for the determination of the stockholders entitled to receive any such dividend, distribution, allotment, rights or interests, and in such case only the stockholders of record at the time so fixed shall be entitled to receive such dividend, distribution, allotment, rights or interests.

SECTION 7. Lost, Stolen or Destroyed Certificates. The Corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it which the owner thereof shall allege to have been lost, stolen or destroyed. When authorizing such issue of a new certificate or uncertificated shares, the Board of Directors may, in its discretion, require such owner or such owner’s legal representatives to give to the Corporation a bond sufficient (and in such sum, limited or unlimited, and in such form and with such surety or sureties as the Board of Directors in its absolute discretion shall determine), to indemnify the Corporation against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate, or the issuance of such new certificate or uncertificated shares.

ARTICLE VI

Indemnification

SECTION 1. Right to Indemnification. The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (a “Covered Person”) who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans~~,~~ (each, an “other enterprise”), against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such Covered Person. Notwithstanding the preceding sentence, except as otherwise provided in Section 3 of this Article VI, the Corporation shall be required to indemnify a Covered Person in connection with a proceeding (or part thereof) commenced by such Covered Person only if the commencement of such proceeding (or part thereof) by the Covered Person was authorized in the specific case by the Board of Directors of the Corporation.

SECTION 2. Advancement of Expenses. The Corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys’ fees) incurred by a Covered Person in defending any proceeding in advance of its final disposition, provided, however, that, to the extent required by law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the Covered Person to repay all amounts advanced if it should be ultimately determined that the Covered Person is not entitled to be indemnified under this Article VI or otherwise.

SECTION 3. Claims. If a claim for indemnification (following the final disposition of such proceeding) or advancement of expenses under this Article VI is not paid in full within thirty (30) days after a written claim therefor by the Covered Person has been received by the Corporation, the Covered Person may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim to the fullest extent permitted by law. In any such action the Corporation shall have the burden of proving that the Covered Person is not entitled to the requested indemnification or advancement of expenses under applicable law.

SECTION 4. Nonexclusivity of Rights. The rights conferred on any Covered Person by this Article VI shall not be exclusive of any other rights which such Covered Person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these Bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

SECTION 5. Other Sources. The Corporation’s obligation, if any, to indemnify or to advance expenses to any Covered Person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or nonprofit entity shall be reduced by any amount such Covered Person may collect as indemnification or advancement of expenses from such other corporation, partnership, joint venture, trust, enterprise or non-profit enterprise.

SECTION 6. Amendment or Repeal. Any right to indemnification or to advancement of expenses of any Covered Person arising hereunder shall not be eliminated or impaired by an amendment to or repeal of these Bylaws after the occurrence of the act or omission that is the subject of the civil, criminal, administrative or investigative action, suit or proceeding for which indemnification or advancement of expenses is sought.

SECTION 7. Other Indemnification and Advancement of Expenses. This Article VI shall not limit the right of the Corporation, to the extent and in the manner permitted by law, to indemnify and to advance expenses to persons other than Covered Persons when and as authorized by appropriate corporate action.

SECTION 8. Interpretation. Any reference to an officer of the Corporation in this Article VI shall be deemed to refer exclusively to the President, any Vice President, the Secretary or any Assistant Secretary, the Treasurer or any Assistant Secretary, the Chairman of the Board of Directors and the Vice-Chairman of the Board of Directors, and any other officer of the Corporation elected by the Board of Directors pursuant to Article IV of these Bylaws, and any reference to an officer of any other enterprise shall be deemed to refer exclusively to an officer appointed by the board of directors or equivalent governing body of such other enterprise pursuant to the certificate of incorporation and bylaws or equivalent organizational documents of such other enterprise. The fact that any person who is or was an employee of the Corporation or an employee of any other enterprise has been given or has used the title of “Vice President” or any other title that could be construed to suggest or imply that such person is or may be an officer of the Corporation or of such other enterprise shall not result in such person being constituted as, or being deemed to be, an officer of the Corporation or of such other enterprise for purposes of this Article VI.

ARTICLE VII

General Provisions

SECTION 1. Dividends. Subject to statute and the Certificate of Incorporation, dividends upon the shares of the Corporation may be declared by the Board of Directors. Dividends may be paid in cash, in property or in shares of the Corporation, unless otherwise provided by statute or the Certificate of Incorporation.

SECTION 2. Reserves. The Board of Directors may set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve.

SECTION 3. Seal. The seal of the Corporation shall be in such form as shall be approved by the Board of Directors.

SECTION 4. Fiscal Year. The fiscal year of the Corporation shall be fixed from time to time by the Board of Directors.

SECTION 5. Checks, Notes, Drafts, Etc. All checks, notes, drafts or other orders for the payment of money of the Corporation shall be signed, endorsed or accepted in the name of the Corporation by such officer, officers, person or persons as from time to time may be designated by the Board of Directors or by an officer or officers authorized by the Board of Directors to make such designation.

SECTION 6. Execution of Contracts, Deeds, Etc. The Board of Directors may authorize any officer or officers, agent or agents, in the name and on behalf of the Corporation to enter into or execute and deliver any and all deeds, bonds, mortgages, contracts and other obligations or instruments, and such authority may be general or confined to specific instances.

SECTION 7. Voting of Securities in Other Entities. Unless otherwise provided by resolution of the Board of Directors, the Chairman of the Board or the President, from time to time, may (or may appoint one (1) or more attorneys or agents to) cast the votes which the Board of Directors may be entitled to cast as a holder of securities or otherwise in any other entity, any of whose securities may be held by the Corporation, at meetings of the holders of securities of such other entity, or to consent in writing to any action by any such other entity. In the event one (1) or more attorneys or agents are appointed, the Chairman of the Board or the President may instruct the person or persons so appointed as to the manner of casting such votes or giving such consent. The Chairman of the Board or the President may, or may instruct the attorneys or agents appointed to, execute or cause to be executed in the name and on behalf of the Corporation and under its seal or otherwise, such written proxies, consents, waivers or other instruments as may be necessary or proper in the premises.

SECTION 8. Electronic Transmission. For purposes of these Bylaws, “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

ARTICLE VIII

Amendments

These Bylaws may be amended or repealed ~~or~~, and new Bylaws may be adopted, by the stockholders at any annual or special meeting ~~of stockholders at which time a quorum is present or represented, by the vote of the holders of shares entitled to vote in the election of directors~~ thereof, provided that notice of the proposed amendment or repeal or adoption of new Bylaws is contained in the notice of such meeting. These Bylaws may also be amended or repealed ~~or new Bylaws may be adopted by the Board at any regular or special meeting of the Board of Directors. If any Bylaw regulating an impending election of directors is adopted, amended or repealed by the Board of Directors, there shall be set forth in the notice of the next meeting of stockholders for the election of directors the Bylaw so adopted, amended or repealed, together with a concise statement of the changes made.~~, and new Bylaws may be adopted, by the Board. Bylaws adopted by the Board of Directors may be amended or repealed by the stockholders.

Notwithstanding anything to the contrary contained in these Bylaws ~~to the contrary~~, but in addition to any vote required by the Certificate of Incorporation, any other provision of these Bylaws or applicable law, Section 11 of Article II, Section 2 of Article III, ~~Section 13 of Article III~~ and Section ~~14~~ 11 of Article III of these Bylaws shall not be altered, amended or repealed by the stockholders, and no provisions inconsistent therewith shall be adopted~~, except in accordance with Article FOURTEENTH of the Certificate of Incorporation~~ by the stockholders, without the affirmative vote of the holders of ~~this~~ at least two-thirds in voting power of the outstanding stock of the Corporation entitled to vote thereon.

STAAR SURGICAL COMPANY
1911 WALKER AVENUE
MONROVIA, CA 91016
ATTN: SAMUEL GESTEN CORP. SEC

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E29590-P85443

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

STAAR SURGICAL COMPANY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Stephen C. Farrell
02) Caren Mason
03) John C. Moore
04) Louis E. Silverman
05) William P. Wall

The Board of Directors recommends you vote FOR the following proposals:

	For	Against	Abstain
2. Approval of amendments to our Amended and Restated Certificate of Incorporation ("COI") to make certain changes reflecting current practices in corporate governance	☐	☐	☐
3. Approval of amendments to our Amended and Restated Bylaws ("Bylaws") to make certain changes reflecting current practices in corporate governance	☐	☐	☐
4. Approval of amendments to our COI to increase the minimum number of authorized directors from three to five	☐	☐	☐
5. Approval of amendments to our Bylaws to increase the minimum number of authorized directors from three to five	☐	☐	☐
6. Approval of amendments to our COI to reflect that directors may be removed with or without cause	☐	☐	☐
7. Approval of amendments to our Bylaws to reflect that directors may be removed with or without cause	☐	☐	☐
8. Ratification of BDO USA, LLP as our independent registered public accounting firm for the year ending December 29, 2017	☐	☐	☐
9. Advisory vote to approve STAAR's compensation of its named executive officers	☐	☐	☐

The Board of Directors recommends you vote 1 year on the following proposal:

	1 Year	2 Years	3 Years	Abstain
10. Advisory vote on the frequency of future advisory votes (whether every one, two or three years) to approve named executive officer compensation	☐	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

V.1.1

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

E29591-P85443

STAAR SURGICAL COMPANY
Annual Meeting of Stockholders
June 13, 2017 8:30 AM
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Caren Mason and Stephen Brown, and each of them, as proxies for the undersigned, with full power of substitution, to act and to vote all of the shares of common stock of STAAR SURGICAL COMPANY held of record by the undersigned at the close of business on April 14, 2017 at the Annual Meeting or any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

V1.1